                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

                         Pre-Effective Amendment No.                         [ ]

                       Post-Effective Amendment No. 28                       [X]

                                     and/or

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT           [X]
                                     OF 1940

                              Amendment No. 27                               [X]


                         LORD ABBETT RESEARCH FUND, INC.
                         -------------------------------
                Exact Name of Registrant as Specified in Charter

              90 Hudson Street, Jersey City, New Jersey 07302-3973
              ----------------------------------------------------
                      Address of Principal Executive Office

                  Registrant's Telephone Number (800) 201-6984
                  --------------------------------------------

           Christina T. Simmons, Vice President & Assistant Secretary
              90 Hudson Street, Jersey City, New Jersey 07302-3973
              ----------------------------------------------------
                      Name and Address of Agent for Service

It is proposed that this filing will become effective (check appropriate box)

       immediately upon filing pursuant to paragraph (b)
-----
  X    on April 1, 2001 pursuant to paragraph (b)
-----
       60 days after filing pursuant to paragraph (a) (1)
-----
       on (date) pursuant to paragraph (a) (1)
-----
       75 days after filing pursuant to paragraph (a) (2)
-----
       on (date) pursuant to paragraph (a) (2) of rule 485
-----

If appropriate, check the following box:

       This post-effective amendment designates a new effective date for a ----- previously filed post-effective amendment.

LORD ABBETT
                                                       [GRAPHIC OF CHESS KNIGHT]
GROWTH OPPORTUNITIES FUND


APRIL 1, 2001

PROSPECTUS









As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please call 800-821-5129 for further information.

                               TABLE OF CONTENTS

                                    THE FUND                                Page

            What you should know    Goal                                      2
                  about the Fund    Principal Strategy                        2
                                    Main Risks                                2
                                    Performance                               3
                                    Fees and Expenses                         4

                                YOUR INVESTMENT

        Information for managing    Purchases                                 5
               your Fund account    Sales Compensation                        7
                                    Opening Your Account                      8
                                    Redemptions                               9
                                    Distributions and Taxes                   9
                                    Services For Fund Investors               10
                                    Management                                11

                              FOR MORE INFORMATION

               How to learn more    Other Investment Techniques               12
                  about the Fund    Glossary of Shaded Terms                  13
                                    Recent Performance                        14

                             FINANCIAL INFORMATION

                                    Financial Highlights                      16
                                    Line Graph Comparison                     17
                                    Compensation For Your Dealer              18

     How to learn more about the    Back Cover
Fund and other Lord Abbett Funds

                                    THE FUND

GOAL

    The Fund's investment objective is capital appreciation.

PRINCIPAL STRATEGY

    To pursue this goal, we invest primarily in common stocks of mid-sized companies with market capitalizations between $1 billion and $10 billion. The Fund uses a growth style of investing, which means that we favor companies that show the potential for strong revenue and earnings growth. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities. These securities may include common stocks, convertible bonds, convertible preferred stocks, warrants of companies and American Depository Receipts.

    Typically, in choosing stocks, we look for mid-sized companies using:

    - QUANTITATIVE RESEARCH to identify companies with superior growth possibilities

    - FUNDAMENTAL RESEARCH to identify companies likely to produce superior returns over a two to five year period, by analyzing the dynamics in each company within its industry and within the economy.


    While typically fully invested, at times the Fund may invest temporarily in short-term fixed income securities such as U.S. Government obligations, bank certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.

MAIN RISKS

    The Fund is subject to the general risks and considerations associated with equity investing. The value of your investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests.

    The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. Growth companies may grow faster than other companies which may result in more volatility in their stock prices. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market.

    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money in the Fund.

[SIDENOTE]

WE OR THE FUND refers to the Lord Abbett Growth Opportunities Fund, a portfolio of Lord Abbett Research Fund, Inc. (the"Company").


ABOUT THE FUND. The Fund is a professionally managed portfolio of securities purchased with the pooled money of investors. It strives to reach its stated goal although, as with all mutual funds, it cannot guarantee results.


GROWTH STOCKS exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level. They tend to be more volatile than slower-growing value stocks.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.


2  The Fund

                          GROWTH OPPORTUNITIES FUND   Symbols:   Class A - LMGAX
                                                                 Class B - LMGBX
                                                                 Class C - LMGCX

PERFORMANCE

    The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

    The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[BAR CHART]

BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES

1996         23.7%
1997         30.9%
1998         13.4%
1999         58.0%
2000         -3.8%

BEST QUARTER               4th Q '99             46.2%
WORST QUARTER              3rd Q '98            -20.7%

    The table below shows how the average annual total returns of the Fund's Class A, B, C and P shares compare to those of broad-based securities market and more narrowly based securities market indices. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.


AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2000

SHARE CLASS                                  1 YEAR     5 YEARS     SINCE INCEPTION(1)
Class A shares                               -9.40%      21.33%         20.88%
Class B shares                               -9.19%         --          35.86%
Class C shares                               -5.33%         --          35.17%
Class P shares                                  --          --          -2.75%
Russell Mid-Cap Growth Index
("RMCG Index")(2)                           -11.75%      17.77%         17.41%(3)
                                                                        23.25%(4)
                                                                       -27.00%(5)
S&P Mid-Cap 400 Index(2)                     17.51%      20.41%         19.95%(3)
                                                                        23.73%(4)
                                                                        -4.51%(5)
Russell Mid-Cap Index ("RMC Index")(2)        8.25%      16.69%         16.79%(3)
                                                                        17.53%(4)
                                                                        -4.96%(5)


(1) The date of inception for Class A - 8/1/95; Class B - 10/16/98; Class C - 10/19/98, and Class P - 8/15/00. In September of 1998, the Fund's investment philosophy was amended to provide the Fund with the flexibility to pursue capital appreciation through a growth-oriented strategy.
(2) Performance for the unmanaged RMCG Index, RMC Index, and the S&P Mid-Cap 400 Index does not reflect fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.
(3) Represents total return for the period 7/31/95 - 12/31/00, to correspond with Class A inception date.
(4) Represents total return for the period 10/31/98 - 12/31/00, to correspond with Class B and Class C inception dates.
(5) Represents total return for the period 8/31/00 - 12/31/00 to correspond with Class P inception date.


                                                                     The Fund  3

                                                       GROWTH OPPORTUNITIES FUND

FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

FEE TABLE

                                                          CLASS A    CLASS B(2)    CLASS C    CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                                  5.75%       none        none       none
Maximum Deferred Sales Charge (see "Purchases")             none(1)     5.00%       1.00%(1)   none
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")                          0.90%       0.90%       0.90%      0.90%
Distribution and Service (12b-1) Fees(3)                    0.39%(4)    1.00%       1.00%      0.45%
Other Expenses                                              0.33%       0.33%       0.33%      0.33%
Total Operating Expenses                                    1.62%       2.23%       2.23%      1.68%(5)


(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions (a) of Class A shares made within 24 months following any purchases made without a sales charge, and (b) Class C shares if they are redeemed before the first anniversary of their purchase.
(2) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.
(3) Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
(4) The distribution and service fees have been restated from fiscal year amounts to reflect an estimate of current fees.
(5) The annual operating expenses excluding waiver and expense reductions have been restated from fiscal year amounts to reflect an estimate of current fees.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                   1 YEAR      3 YEARS      5 YEARS     10 YEARS
Class A shares                 $730       $1,057       $1,406       $2,386
Class B shares                 $726       $  997       $1,395       $2,418
Class C shares                 $326       $  697       $1,195       $2,565
Class P shares                 $171       $  530       $  913       $1,987

You would have paid the following expenses if you did not redeem your shares:

Class A shares                 $730       $1,057       $1,406       $2,386
Class B shares                 $226       $  697       $1,195       $2,418
Class C shares                 $226       $  697       $1,195       $2,565
Class P shares                 $171       $  530       $  913       $1,987


[SIDENOTE]
MANAGEMENT FEES are payable to Lord Abbett & Co. ("Lord Abbett") for the Fund's investment management.

12b-1 FEES refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

LORD ABBETT WAIVED A PORTION OF ITS MANAGEMENT FEE AND SUBSIDIZED A PORTION OF THE OTHER EXPENSES. FOR THE YEAR ENDED NOVEMBER 30, 2000, THE TOTAL OPERATING EXPENSE RATIO WITH THE FEE WAIVER AND EXPENSE REDUCTION IS 1.49% FOR CLASS A SHARES; 2.11% FOR CLASS B AND CLASS C SHARES; AND 1.56% FOR CLASS P SHARES. HOWEVER, LORD ABBETT ANTICIPATES THAT IT WILL NO LONGER CONTINUE THIS WAIVER.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.


4  The Fund

                                YOUR INVESTMENT

PURCHASES

    The Fund offers in this prospectus four classes of shares: Classes A, B, C, and P, each with different expenses and dividends. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form. A front-end sales charge is normally added to the NAV in the case of the Class A shares. There is no front-end sales charge in the case of the Class B, Class C, and Class P shares; although, there may be a contingent deferred sales charge ("CDSC") as described below.


    You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. You should discuss purchase options with your investment professional.


    FOR MORE INFORMATION, SEE "CAPITAL STOCK AND OTHER SECURITIES" IN THE STATEMENT OF ADDITIONAL INFORMATION.


    We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

SHARE CLASSES

CLASS A  - normally offered with a front-end sales charge
CLASS B  - no front-end sales charge, however, a CDSC is applied to shares sold prior to the sixth anniversary of purchase
         - higher annual expenses than Class A shares
         - automatically converts to Class A shares after eight years
CLASS C  - no front-end sales charge, however, a CDSC is applied to shares sold prior to the first anniversary of purchase
         - higher annual expenses than Class A shares
CLASS P  - available to certain pension or retirement plans and pursuant to a
           Mutual Fund Fee Based Program

FRONT-END SALES CHARGES - CLASS A SHARES

                                                                      TO COMPUTE
                                 AS A % OF         AS A % OF        OFFERING PRICE
YOUR INVESTMENT               OFFERING PRICE    YOUR INVESTMENT     DIVIDE NAV BY
Less than $50,000                  5.75%              6.10%               .9425
$50,000 to $99,999                 4.75%              4.99%               .9525
$100,000 to $249,999               3.95%              4.11%               .9605
$250,000 to $499,999               2.75%              2.83%               .9725
$500,000 to $999,999               1.95%              1.99%               .9805
$1,000,000 and over           No Sales Charge                            1.0000


[SIDENOTE]

NAV per share for each class of Fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board of Directors of the Fund.


CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, whichever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC.


To minimize the amount of any CDSC, the Fund redeems shares in the following order:


1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)
2. shares held for six years or more (Class B) or two years or more after the month of purchase (Class A) or one year or more (Class C)
3. shares held the longest before the sixth anniversary of their purchase (Class B) or before the second anniversary after the month of purchase (Class A) or before the first anniversary of their purchase (Class C).



                                                              Your Investment  5

    REDUCING YOUR CLASS A FRONT-END SALES CHARGES. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

    - RIGHTS OF ACCUMULATION - A Purchaser can apply the value at public offering price of the shares already owned to a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge.


    - LETTERS OF INTENTION - A Purchaser of Class A shares can purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if he or she had purchased all shares at once. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention can be backdated 90 days. Current holdings under Rights of Accumulation can be included in a Letter of Intention.

    FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE ATTACHED APPLICATION.

    CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:
    - purchases of $1 million or more *
    - purchases by Retirement Plans with at least 100 eligible employees *
    - purchases under a Special Retirement Wrap Program *
    - purchases made with dividends and distributions on Class A shares of another Eligible Fund
    - purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares
    - purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor
    - purchases under a Mutual Fund Fee Based Program
    - purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor
    - purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions). These categories of purchasers also include family members of such purchasers.

    SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASERS WHO QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.

    * THESE CATEGORIES MAY BE SUBJECT TO A CDSC.

    CLASS A SHARE CDSC. If you buy Class A shares under one of the starred (*) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares of them within 24 months after the month in which you initially purchased those shares, the Fund normally will collect a CDSC of 1%, and remit it to the fund in which you originally purchased the shares.


    The Class A share CDSC generally will be waived for the following conditions:
    - benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required)
    - redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program.


[SIDENOTE]
RETIREMENT PLANS include employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:
- Traditional, Rollover, Roth and Education IRAs
- Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts
- Defined Contribution Plans.

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

BENEFIT PAYMENT DOCUMENTATION (Class A CDSC only)
- under $50,000 - no documentation necessary
- over $50,000 - reason for benefit payment must be received in writing. Use the address indicated under "Opening your Account."



6  Your Investment

    CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:


CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES

ANNIVERSARY(1) OF THE DAY ON                CONTINGENT DEFERRED SALES CHARGE
WHICH THE PURCHASE ORDER                    ON REDEMPTION (AS % OF AMOUNT
WAS ACCEPTED                                SUBJECT TO CHARGE)
On                              Before
                                1st                     5.0%
1st                             2nd                     4.0%
2nd                             3rd                     3.0%
3rd                             4th                     3.0%
4th                             5th                     2.0%
5th                             6th                     1.0%
on or after the 6th(2)                                  None

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.
(2) Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.

    The Class B share CDSC generally will be waived under the following circumstances:
    - benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans
    - Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts
    - death of the shareholder

    - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year).

    SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" BELOW FOR MORE INFORMATION ON CDSCS WITH RESPECT TO CLASS B SHARES.

    CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of the purchase of such shares. The CDSC will be remitted to either Lord Abbett Distributor or the fund involved in the original purchase, depending on which entity originally paid the sales compensation to your dealer.


    CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to a Mutual Fund Fee Based Program or (b) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue Code) that engage an investment professional providing, or participating in an agreement to provide, certain recordkeeping, administrative and/or sub-transfer agency services to the Fund on behalf of the Class P shareholders.

SALES COMPENSATION

    As part of its plan for distributing shares, the Fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the Fund's shares and service its shareholder accounts.


                                                              Your Investment  7

    Sales compensation originates from two sources, as shown in the table "Fees and Expenses:" sales charges that are paid directly by shareholders; and 12b-1 distribution fees that are paid out of the Fund's assets. Service compensation originates from 12b-1 service fees. Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The total 12b-1 fees payable with respect to each share class are estimated at .39% of Class A shares (plus distribution fees of up to 1.00% on certain qualifying purchases), 1.00% of Class B and Class C shares, and .45% of Class P shares. The Rule 12b-1 plans for Class A and Class P shares provide that the maximum payments that may be authorized by the Board of Directors are .50% and .75%, respectively. The amounts payable as compensation to Authorized Institutions, such as your dealer, are shown in the chart at the end of this prospectus. The portion of such compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we may not require payment of any otherwise applicable CDSC.

    We may pay Additional Concessions to Authorized Institutions from time to time.

    SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the Fund's Class A and Class C shares for activities that are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.


    SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.


OPENING YOUR ACCOUNT

    MINIMUM INITIAL INVESTMENT
    -  Regular Account                                  $1,000
    -  Individual Retirement Accounts and
       403(b) Plans under the Internal Revenue Code       $250
    -  Uniform Gift to Minor Account                      $250
    -  Invest-A-Matic                                     $250

    For Retirement Plans and Mutual Fund Fee Based Programs no minimum investment is required, regardless of share class.

    You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the Fund at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

    LORD ABBETT GROWTH OPPORTUNITIES FUND
    P.O. Box 219100
    Kansas City, MO 64121


8  Your Investment

    PROPER FORM. An order submitted directly to the Fund must contain: (1) a completed application, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information call the Fund at 800-821-5129.

    BY EXCHANGE. Telephone the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

    Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form.

    BY BROKER. Call your investment professional for instructions on how to redeem your shares.

    BY TELEPHONE. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative should call the Fund at 800-821-5129.

    BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell. Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

    Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

    To determine if a CDSC applies to a redemption, see "Class A share CDSC," "Class B share CDSC" or "Class C share CDSC."

DISTRIBUTIONS AND TAXES

    The Fund expects to pay dividends from its net investment income annually and distribute its net capital gains (if any) as "capital gains distributions" on an annual basis.


    Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. Effective June 1, 2001, with respect to distributions payable on or after November 1, 2000 on accounts other than those held in the name of your dealer, if you instruct the Fund to pay distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. Similarly, any checks representing distributions payable prior to November 1, 2000 and remaining outstanding as of June 1, 2001 will be reinvested in shares of the Fund after June 1, 2001. No interest will accrue on checks while they remain uncashed, before they are reinvested, or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.


    For federal income tax purposes, the Fund's income dividends and short-term capital gains distributions are taxable to you as ordinary income. Distribution from the Fund's net long-term capital gains are taxable as long-term capital gains in the year of receipt.


[SIDENOTE]
SMALL ACCOUNTS. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in the Fund's best interest to do so.

ELIGIBLE GUARANTOR is any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.


                                                              Your Investment  9

    The tax status of distributions, including net long-term capital gains, is the same for all shareholders regardless of how long they have owned Fund shares or whether distributions are reinvested or paid in cash.

    Except in tax-advantaged accounts, any sale, redemption or exchange of Fund shares may be taxable to the shareholder.

    If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

    Information concerning the tax treatment of distributions, including the source of dividends and distributions of capital gains by each Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state and local tax rules that apply to you, as well as the tax consequences of gains or losses from the redemption or exchange of your shares.

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

    Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out your application or by calling 800-821-5129.


FOR INVESTING

INVEST-A-MATIC       You may make fixed, periodic investments ($50 minimum) into
(Dollar-cost         your Fund account by means of automatic money transfers
averaging)           from your bank checking account. See the attached
                     application for instructions.

DIV-MOVE You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

FOR SELLING SHARES

SYSTEMATIC           You can make regular withdrawals from most Lord Abbett
WITHDRAWAL           funds. Automatic cash withdrawals will be paid to you from
PLAN ("SWP")         your account in fixed or variable amounts. To establish a
                     plan, the value of your shares must be at least $10,000, except for Retirement Plans for which there is no minimum.
                     Your shares must be in non-certificate form.


CLASS B SHARES       The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For Class B share SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation.


CLASS B AND          Redemption proceeds due to a SWP for Class B and Class C
CLASS C SHARES       shares will be redeemed in the order described under
                     "Purchases."



10  Your Investment

OTHER SERVICES

    TELEPHONE INVESTING. After we have received the attached application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares when it receives the money from your bank.

    EXCHANGES. You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instruction may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Fund must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.

    REINVESTMENT PRIVILEGE. If you sell shares of the Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

    ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

    HOUSEHOLDING. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual and semi-annual report unless additional reports are specifically requested in writing to the Fund.

    ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

    SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

MANAGEMENT

    The Fund's investment adviser is Lord, Abbett & Co., 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $35 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

    Lord Abbett is entitled to a management fee at an annual rate of .90% of 1% of the Fund's average daily net assets. The fee is calculated daily and payable monthly. For the fiscal year ended November 30, 2000, Lord Abbett waived a portion of its management fee and subsidized a portion of the other expenses. However, Lord Abbett anticipates that it will no longer continue these waivers. The Fund pays all expenses not expressly assumed by Lord Abbett.


    INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. The senior members of the team include Kevin P. Ferguson, Stephen J. McGruder and Frederic D. Ohr. Mr. Ferguson joined Lord Abbett in 1999. Prior to joining Lord Abbett, Mr. Ferguson was a Portfolio Manager/Senior Vice President at Lynch & Mayer, Inc. Mr. McGruder, Partner of Lord Abbett, has been with Lord Abbett since 1995. Prior to joining Lord Abbett, Mr. McGruder served as Vice President of Wafra Investment Advisory Group, a private investment advisory company. Mr. Ohr joined Lord Abbett in 1998. Before joining Lord Abbett, Mr. Ohr was Vice President and Senior Analyst with Chase Asset Management.


[SIDENOTE]
TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

EXCHANGE LIMITATIONS. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges and similar trading practices can disrupt management of the Fund and raise expenses. Accordingly, the Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice. In addition, as stated under "Purchases," the Fund reserves the right to reject any purchase order, including purchase orders from shareholders whose trading has been or may be disruptive to the Fund.


                                                             Your Investment  11

                                                            FOR MORE INFORMATION

OTHER INVESTMENT TECHNIQUES

    This section describes some of the investment techniques that might be used by the Fund and their risks.

    ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect changes in security prices, interest rates, currency exchange rates, commodity prices and other factors. These strategies may involve buying or selling derivative instruments, such as options and futures contracts, currency exchange contracts, indexed securities, and rights and warrants. The Fund may use these transactions to change the risk and return characteristics of its portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.


    DEPOSITORY RECEIPTS. The Fund may invest in sponsored and unsponsored American Depository Receipts ("ADRs") and similar depository receipts. ADRs, typically issued by a financial institution (a "depository"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depository. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States.


    EQUITY SECURITIES. These include common stocks, preferred stocks, convertible securities, convertible preferred securities, warrants, and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a corporation. Although equity securities have a history of long-term growth in their value, their prices fluctuate based on changes in a company's financial condition and on market and economic conditions.


    FOREIGN SECURITIES. The Fund may invest up to 10% of its net assets in foreign securities that are primarily traded outside the United States. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher, in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to higher price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.


    OPTIONS TRANSACTIONS. The Fund may purchase and write put and call options on equity securities or stock indices that are traded on national securities exchanges.

    A put option gives the buyer of the option the right to sell, and the seller of the option the obligation to buy, the underlying instrument during the option period. The Fund may write only covered put options to the extent that cover for such options does not exceed 25% of the Fund's net assets. The Fund will not purchase an option if, as a result of such purchase, more than 20% of its net assets would be invested in premiums for such options.

    RISKS OF OPTIONS TRANSACTIONS. The Fund's transactions, if any, in options involve additional risk of loss. Loss may result from a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity


12  For More Information
    of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these investment techniques also involves the risk of loss if Lord Abbett is incorrect in its expectation of fluctuations in securities prices.

GLOSSARY OF SHADED TERMS

    ADDITIONAL CONCESSIONS. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares, or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from the Fund and may be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

    In selecting dealers to execute portfolio transactions for the Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

    AUTHORIZED INSTITUTIONS. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 plan are "authorized institutions." Lord Abbett Distributor is an Authorized Institution.

    ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund except for: (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Series Fund; (3) Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus accounts and other criteria.


    ELIGIBLE MANDATORY DISTRIBUTIONS. If Class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a manda-tory distribution that bears the same relation to the entire mandatory distribution as the Class B share investment bears to the total investment.


    LEGAL CAPACITY. This term refers to the authority of an individual to act on behalf of an entity or other person(s). For example, if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.


    To give another example, if a redemption request were to be made on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on the behalf of the Corporation, because she is the president of the Corporation, the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see examples in right column).


[SIDENOTE]
GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

- In the case of the estate -

   ROBERT A. DOE
   EXECUTOR OF THE ESTATE OF
   JOHN W. DOE

   [Date]

   [GRAPHIC]


- In the case of the corporation -
   ABC Corporation

   MARY B. DOE

   By Mary B. Doe, President

         [Date]

   [GRAPHIC]


                                                        For More Information  13

    MUTUAL FUND FEE BASED PROGRAM. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (1) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such entities, or
    (2) charge an advisory consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

    PURCHASER. The term "purchaser" includes: (1) an individual; (2) an individual and his or her spouse and children under the age of 21; and (3) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.


    SPECIAL RETIREMENT WRAP PROGRAM. A program sponsored by an Authorized Institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a Mutual Fund Fee Based Program. Such characteristics include, among other things, the fact that an Authorized Institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

RECENT PERFORMANCE

    The following is a discussion of performance for the 12 month period ending November 30, 2000.


    Lord Abbett Growth Opportunities Fund completed its fiscal year on November 30, 2000 with a net asset value of $19.17 per Class A share versus $18.89 on November 30, 1999. The Fund's total return over the same period was 2.6%.*


    The period from November 30, 1999 through November 30, 2000 can be characterized as one of extremes. From December 1999 through March 2000, many technology and biotech stocks soared to all-time highs as investors became enthralled with advances in computing power and the promise of the Internet-driven "new economy." Sensing that valuations were approaching unsustainable levels, we made a decision at the beginning of the period to reduce our technology weightings in anticipation of a valuation "correction" or downturn. Although momentum investors enjoyed significant price gains in the first half of the year, this move eventually proved to be prudent as the market experienced a sharp correction in April and May. Punctuated by a brief fall rally, this valuation correction transformed into a "business fundamentals" correction in the second half of the period as numerous technology companies preannounced earnings shortfalls and companies with weak business models, including many dotcoms, closed their doors. During this volatile period, stocks of mid-sized growth companies (represented by the Russell Midcap Growth Index) outperformed the stocks of both larger growth companies (represented by Russell 1000 Growth Index) and smaller growth companies (represented by the Russell 2000 Growth Index).


    *TOTAL RETURN IS THE PERCENT CHANGE IN NET ASSET VALUE ASSUMING THE REINVESTMENT OF ALL DISTRIBUTIONS.


14  For More Information

    While the segment as a whole, as represented by the Russell Midcap Growth Index, was down 1.7% for the period, the Lord Abbett Growth Opportunities Fund outperformed its benchmark, increasing 2.6%. Stocks of healthcare companies contributed greatly to this outperformance, as the 1999 trend toward government and managed care-mandated price reductions began to reverse. Indeed, the prospect of a more favorable federal and state legislative environment for healthcare, along with biotech advances such as human genome mapping, have created what many people refer to as the best healthcare investing environment in over 20 years. Our substantial holdings in the energy sector also bolstered the Fund's performance as strong oil and natural gas prices created a positive environment for companies that sponsor and facilitate energy exploration.


    Conversely, the technology sector detracted from the Fund's performance for the period, despite our underweighting. Although we only held the stocks of technology companies that met our stringent fundamental criteria - such as experienced management, healthy balance sheets and sustainable competitive advantages - many of these stocks still performed poorly due to the relative collapse of the sector. Nonetheless, we are optimistic about the long-term promise of many technology companies which should benefit from the increase in consumer access to broadband, as well as numerous B to B possibilities that have yet to be exploited.



                                                        For More Information  15

                             FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

    This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended November 30, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 2000 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


                                                                               CLASS A SHARES
                                                                           Period Ended November 30,
Per Share Operating Performance:                           2000        1999         1998         1997          1996
NET ASSET VALUE, BEGINNING OF YEAR                        $18.89      $12.58       $16.18       $12.84        $10.18
Investment operations
  Net investment income (loss)                              (.25)(e)     .04(e)       .15          .23           .30
  Net realized and unrealized
   gain on investments                                       .73        6.27          .09         3.39          2.50
TOTAL FROM INVESTMENT OPERATIONS                             .48        6.31          .24         3.62          2.80
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                     (.01)         --         (.37)        (.28)         (.12)
  Net realized gain                                         (.19)         --        (3.47)          --          (.02)
TOTAL DISTRIBUTIONS                                         (.20)         --        (3.84)        (.28)         (.14)
NET ASSET VALUE, END OF YEAR                              $19.17      $18.89       $12.58       $16.18        $12.84
TOTAL RETURN(b)                                             2.55%      50.04%        5.71%       28.90%        27.81%
RATIOS TO AVERAGE NET ASSETS:
  Expenses, including waiver and expense reductions         1.49%        .41%        0.02%         .00%          .00%
  Expenses, excluding waiver and expense reductions         1.61%       1.64%        1.60%        1.58%         2.39%
  Net investment income (loss)                             (1.18)%       .25%        1.14%        1.69%         2.67%


                                                   CLASS B SHARES                          CLASS C SHARES            CLASS P SHARES
                                                                                                                      Period Ended
                                               Period Ended November 30,              Period Ended November 30,        November 30,
Per Share Operating Performance:            2000        1999        1998(c)        2000         1999       1998(c)        2000(c)
NET ASSET VALUE, BEGINNING OF PERIOD       $18.78      $12.57       $10.41        $18.76      $12.59       $10.70       $21.48
INVESTMENT OPERATIONS
 Net investment loss                         (.39)(e)    (.06)(e)       --(a)       (.38)(e)    (.06)(e)       --(a)      (.09)(e)
 Net realized and unrealized
  gain on investments                         .75        6.27         2.16           .75        6.23         1.89        (2.16)
TOTAL FROM INVESTMENT OPERATIONS              .36        6.21         2.16           .37        6.17         1.89        (2.25)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net realized gain                           (.19)         --           --          (.19)         --           --
NET ASSET VALUE, END OF PERIOD             $18.95      $18.78       $12.57        $18.94      $18.76       $12.59       $19.23
TOTAL RETURN(b)                              1.96%      49.32%       20.75%(d)      1.96%      49.01%       17.66%(d)   (10.47)%(d)
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including waiver
  and expense reimbursements                 2.11%       1.07%        0.13%(d)      2.11%       1.07%        0.13%(d)      .45%(d)
 Expenses, excluding waiver
  and expense reimbursements                 2.23%       2.30%        0.34%(d)      2.23%       2.30%        0.34%(d)      .49%(d)
 Net investment income (loss)               (1.82)%      (.40)%      (0.08)%(d)    (1.18)%      (.40)%      (0.10)%(d)    (.44)%(d)


                                                                        Period Ended November 30,
SUPPLEMENTAL DATA FOR ALL CLASSES:              2000             1999             1998            1997              1996
NET ASSETS, END OF YEAR (000)                 $290,289         $59,647           $4,723          $1,672            $1,462
PORTFOLIO TURNOVER RATE                        112.57%         104.87%           136.81%         52.86%            30.78%


(a) Amount represents less than $.01.
(b) Total return does not consider the effects of sales loads and assumes reinvestment of all distributions.
(c) Commencement of operations: August 1, 1995 (Class A); October 16, 1998 (Class B); October 19, 1998 (Class C), and August 15, 2000 (Class P).
(d) Not annualized.
(e) Calculated using average shares outstanding during period.


16  Financial Information

                                                       GROWTH OPPORTUNITIES FUND

LINE GRAPH COMPARISON

    Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in the RMCG Index, the RMC Index, and the S&P Mid-Cap 400 Index, assuming reinvestment of all dividends and distributions.


[LINE CHART]

Past performance is no guarantee of future results.

                The Fund (Class A shares)     The Fund (Class A shares)                         S&P Mid Cap      RMC
                at net asset value            maximum offering price(1)       RMCG Index(2)     400(2)           Index(2)
08/01/95        $10,000                        $9,425                            $10,000          $10,000            $10,000
11/30/95        $10,180                        $9,595                            $10,524          $10,609            $10,655
11/30/96        $13,011                       $12,263                            $12,581          $12,601            $12,885
11/30/97        $16,772                       $15,808                            $14,962          $16,061            $16,012
11/30/98        $17,729                       $16,709                            $16,189          $17,730            $17,111
11/30/99        $26,600                       $25,071                            $23,040          $21,520            $19,685
11/30/00        $27,278                       $25,710                            $22,660          $24,886            $21,544

Fiscal Year-end 11/30


                   Average Annual Total Return At Maximum Applicable
                 Sales Charge For The Periods Ending November 30, 2000
                  1 YEAR                 5 YEARS                  LIFE
Class A(3)        -3.30%                  20.36%                 19.37%
Class B(4)        -3.04%                    --                   32.19%
Class C(5)         0.96%                    --                   31.55%
Class P(6)          --                      --                  -10.47%


(1) This reflects the deduction of the maximum initial sales charge of 5.75%.
(2) Performance for each of the unmanaged indices does not reflect any fees or expenses. The performance of each of the indices begins on 7/31/95.
(3) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending November 30, 2000, using the SEC-reequired uniform method to compute such return. In September of 1998, the Fund's investment philosophy was amended to provide the Fund the flexibility to pursue capital appreciation through a growth-oriented strategy.
(4) The Class B shares were first offered on 10/16/98. Performance reflects the deduction of a CDSC of 5% (for 1 year) and 3% (for the life of the class).
(5) The Class C shares were first offered on 10/19/98. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 0% (for the life of the class).
(6) The Class P shares were first offered on 8/15/00. Performance is unannualized calculated at net asset value.



                                                       Financial Information  17

COMPENSATION FOR YOUR DEALER

                                             FIRST YEAR COMPENSATION

                           Front-end
                           sales charge              Dealer's
                           paid by investors         concession                 Service fee(1)            Total compensation(2)
Class A investments        (% of offering price)     (% of offering price)      (% of net investment)     (% of offering price)
Less than $50,000                  5.75%             5.00%                      0.25%                     5.24%
$50,000 - $99,999                  4.75%             4.00%                      0.25%                     4.24%
$100,000 - $249,999                3.95%             3.25%                      0.25%                     3.49%
$250,000 - $499,999                2.75%             2.25%                      0.25%                     2.49%
$500,000 - $999,999                1.95%             1.75%                      0.25%                     2.00%

$1 million or more(3) or Retirement Plan - 100 or more eligible employees(3) or Special Retirement Wrap Program(3)

First $5 million         no front-end sales charge   1.00%                      0.25%                     1.25%
Next $5 million
 above that              no front-end sales charge   0.55%                      0.25%                     0.80%
Next $40 million
 above that              no front-end sales charge   0.50%                      0.25%                     0.75%
Over $50 million         no front-end sales charge   0.25%                      0.25%                     0.50%

Class B investments(4)                          Paid at time of sale (% of net asset value)

All amounts              no front-end sales charge   3.75%                      0.25%                     4.00%
Class C investments(4)
All amounts              no front-end sales charge   0.75%                      0.25%                     1.00%
Class P investments                                  Percentage of average net assets
All amounts              no front-end sales charge   0.25%                      0.20%                     0.45%


                                        ANNUAL COMPENSATION AFTER FIRST YEAR
Class A investments                                 Percentage of average net assets(5)
All amounts              no front-end sales charge   none                       0.25%                     0.25%
Class B investments(4)
All amounts              no front-end sales charge   none                       0.25%                     0.25%
Class C investments(4)
All amounts              no front-end sales charge   0.75%                      0.25%                     1.00%
Class P investments
All amounts              no front-end sales charge   0.25%                      0.20%                     0.45%

(1) The service fees for Class A and Class P shares are paid quarterly. The first year's service fees on Class B and Class C shares are paid at the time of sale.

(2) Reallowance/concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.

(3) Concessions are paid at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) Class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and Letter of Intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the Fund are excluded. Certain purchases of Class A shares are subject to a CDSC.

(4) Class B and Class C shares are subject to CDSCs.

(5) With respect to Class B, Class C and Class P shares, 0.25%, 1.00% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions, such as your dealer. These fees are paid quarterly in arrears.


18  Financial Information

ADDITIONAL INFORMATION

More information on the Fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT
Describes the Fund, lists portfolio holdings and contains a letter from the Fund's manager discussing recent market conditions and the Fund's investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")
Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).




TO OBTAIN INFORMATION


BY TELEPHONE. Call the Fund at:
888-522-2388

BY MAIL. Write to the Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

VIA THE INTERNET.
LORD, ABBETT & CO.
www.LordAbbett.com

Text only versions of Fund documents can be viewed online or downloaded from:
SEC
www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.




[LORD ABBETT LOGO]
INVESTMENT MANAGEMENT
TRADITION OF PERFORMANCE THROUGH DISCIPLINED INVESTING

  Lord Abbett Mutual Fund shares are distributed by:
             LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street - Jersey City, New Jersey 07302-3973



         Lord Abbett Research Fund, Inc.                             LAGOF-1-400
            Lord Abbett Growth Opportunities Fund                         (4/01)


SEC FILE NUMBER: 811-6650


                                                         PRESORTED STANDARD
                                                             US POSTAGE
                                                                PAID
                                                             PERMIT 552
                                                           HACKENSACK NJ

ADDITIONAL INFORMATION

More information on the Fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT
Describes the Fund, lists portfolio holdings and contains a letter from the Fund's manager discussing recent market conditions and the Fund's investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")
Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).




TO OBTAIN INFORMATION


BY TELEPHONE. Call the Fund at:
888-522-2388

BY MAIL. Write to the Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

VIA THE INTERNET.
LORD, ABBETT & CO.
www.LordAbbett.com

Text only versions of Fund documents can be viewed online or downloaded from:
SEC
www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.






[LORD ABBETT LOGO]
INVESTMENT MANAGEMENT
TRADITION OF PERFORMANCE THROUGH DISCIPLINED INVESTING

  Lord Abbett Mutual Fund shares are distributed by:
             LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street - Jersey City, New Jersey 07302-3973



         Lord Abbett Research Fund, Inc.                             LAGOF-1-400
            Lord Abbett Growth Opportunities Fund                         (4/01)


SEC FILE NUMBER: 811-6650

LORD ABBETT
Research Fund
--------------------------------------------------------------------------------

LARGE-CAP SERIES

SMALL-CAP VALUE SERIES


[GRAPHIC OF CHESS KNIGHT]



APRIL 1,2001


PROSPECTUS

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please call 800-821-5129 for further information.

                             TABLE OF CONTENTS

                                 The FUNDS                          Page

                       Information   LARGE-CAP SERIES                2
                   about the goal,   SMALL-CAP VALUE SERIES          5
   principal strategy, main risks,
    performance, fees and expenses

                                 Your INVESTMENT

          Information for managing   PURCHASES                       8
                 your Fund account   SALES COMPENSATION              11
                                     OPENING YOUR ACCOUNT            11
                                     REDEMPTIONS                     12
                                     DISTRIBUTIONS AND TAXES         12
                                     SERVICES FOR FUND INVESTORS     13
                                     MANAGEMENT                      14

                              For More INFORMATION

                 How to learn more   OTHER INVESTMENT TECHNIQUES     15
                   about the Funds   GLOSSARY OF SHADED TERMS        16
                                     RECENT PERFORMANCE              17

                              Financial INFORMATION

     Financial highlights and line   LARGE-CAP SERIES                19
    graph comparison of each Fund,   SMALL-CAP VALUE SERIES          21
           and broker compensation   COMPENSATION FOR YOUR DEALER    23


       How to learn more about the   BACK COVER
 Funds and other Lord Abbett Funds

                                                                LARGE-CAP SERIES

GOAL


     The Fund's investment objective is growth of capital and growth of income consistent with reasonable risk.


PRINCIPAL STRATEGY


     To pursue this goal, the Fund purchases equity securities of large, seasoned, U.S. and multinational companies that we believe are undervalued. Under normal circumstances the Fund will invest at least 65% of its total assets in equity securities of these companies. These securities may include common stocks, convertible bonds, convertible preferred stocks and warrants. The Fund chooses stocks using:


     - QUANTITATIVE RESEARCH to identify stocks we believe represent the best bargains

     - FUNDAMENTAL RESEARCH to learn about a company's operating environment, resources and strategic plans and to assess its prospects for exceeding earnings expectations

     - BUSINESS CYCLE ANALYSIS to determine how buying or selling securities changes our overall portfolio's sensitivity to interest rates and economic conditions.


     The Fund is intended for investors looking for long-term growth with low fluctuations in market value. For this reason, we will forgo some opportunities for gains when, in our judgment, they are too risky. The Fund tries to keep its assets invested in securities selling at reasonable prices in relation to value.


     While there is the risk that an investment may never reach what we think is its full value, or may go down in value, our emphasis on large, seasoned company value stocks may limit our downside risk because value stocks in theory are already underpriced, and large, seasoned company stocks tend to be less volatile than small company stocks.


     We generally sell a stock when we think it is no longer a bargain, seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or falls short of our expectations.


     While typically fully invested, at times, the Fund may invest temporarily in short-term fixed income securities such as U.S. Government obligations, bank certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Large value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.


     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money in the Fund.

[SIDENOTE]
WE OR THE FUND refers to either the Large-Cap Series or the Small-Cap Value Series of Lord Abbett Research Fund, Inc. (the "Company").

ABOUT EACH FUND. Each Fund is a professionally managed portfolio of securities purchased with the pooled money of investors. Each Fund strives to reach its stated goals, although as with all mutual funds, it cannot guarantee results.


LARGE COMPANIES are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.

SEASONED COMPANIES are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy high liquidity in the market.

VALUE STOCKS are stocks of companies that appear under-priced according to certain financial measurements of their intrinsic worth or business prospects.


GROWTH STOCKS are stocks that exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level. They also tend to be more volatile than bargain stocks.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Funds and their risks.

2  The Funds

                                                                LARGE-CAP SERIES


PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[CHART]

--------------------------------------------------------------------------------
BAR CHART (PER CALENDAR YEAR) - CLASS A SHARES
--------------------------------------------------------------------------------
                93         18.4%
                94          6.2%
                95         34.8%
                96         20.2%
                97         23.4%
                98         16.2%
                99         17.4%
                00         15.8%

BEST QUARTER       4th Q '98             18.9%
WORST QUARTER      3rd Q '98            -12.5%

     The table below shows how the average annual total returns of the Fund's Class A, B, C and P shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2000
--------------------------------------------------------------------------------
SHARE CLASS                           1 YEAR    5 YEARS       SINCE INCEPTION(1)
Class A shares                           9.10%    17.19%             17.88%
--------------------------------------------------------------------------------
Class B shares                          10.11%    -                  19.37%
--------------------------------------------------------------------------------
Class C shares                          14.18%    -                  17.94%
--------------------------------------------------------------------------------
Class P shares                          15.91%    -                  16.14%
--------------------------------------------------------------------------------
S&P 500-REGISTERED TRADEMARK- Index(2)  -9.10%    18.33%             16.82%(3)
                                                                     19.60%(4)
                                                                     17.61%(5)
                                                                      0.53%(6)
--------------------------------------------------------------------------------
S&P Barra Value Index(2)                 6.08%    16.81%             16.37%(3)
                                                                     18.18%(4)
                                                                     16.12%(5)
                                                                      4.16%(6)
--------------------------------------------------------------------------------


(1) The dates of inception for each class are: A - 6/3/92; B - 8/1/96; C - 4/1/97; and P - 4/28/99.

(2) Performance for the unmanaged S&P 500-REGISTERED TRADEMARK- Index and S&P Barra Value Index does not reflect fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.

(3) Represents total return for the period 5/31/92 - 12/31/00, to correspond with Class A inception date.


(4) Represents total return for the period 7/31/96 - 12/31/00, to correspond with Class B inception date.


(5) Represents total return for the period 3/31/97 - 12/31/00, to correspond with Class C inception date.


(6) Represents total return for the period 4/30/99 - 12/31/00, to correspond with Class P inception date. The Funds



[SIDENOTE]
------------------------
SYMBOLS: Class A - LRLCX
         Class B - LARBX
         Class C - LLRCX

                                                                    The Funds 3

                                                                LARGE-CAP SERIES

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

FEE TABLE


                                              CLASS A    CLASS B(2)    CLASS C     CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
--------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------------------------
(as a % of offering price)                       5.75%       none        none         none
--------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")  none(1)     5.00%       1.00%(1)     none
--------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)
--------------------------------------------------------------------------------------------------
Management Fees (See "Management")               0.75%       0.75%       0.75%        0.75%
--------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(3)         0.39%       1.00%       1.00%        0.45%
--------------------------------------------------------------------------------------------------
Other Expenses                                   0.40%       0.40%       0.40%        0.40%
--------------------------------------------------------------------------------------------------
Total Operating Expenses                         1.54%       2.15%       2.15%        1.60%
--------------------------------------------------------------------------------------------------


(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of (a) Class A shares made within 24 months following any purchases made without a sales charge, and (b) Class C shares if they are redeemed before the first anniversary of their purchase.

(2) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.

(3) Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                1 YEAR           3 YEARS           5 YEARS         10 YEARS
Class A shares              $723          $ 1,033            $1,366            $2,304
-------------------------------------------------------------------------------------
Class B shares              $718          $   973            $1,354            $2,328
-------------------------------------------------------------------------------------
Class C shares              $318          $   673            $1,154            $2,483
-------------------------------------------------------------------------------------
Class P shares              $163          $   505            $  871            $1,900
-------------------------------------------------------------------------------------
You would have paid the following expenses if you did not redeem your shares:
-------------------------------------------------------------------------------------
Class A shares              $723          $ 1,033            $1,366            $2,304
-------------------------------------------------------------------------------------
Class B shares              $218          $   673            $1,154            $2,328
-------------------------------------------------------------------------------------
Class C shares              $218          $   673            $1,154            $2,483
-------------------------------------------------------------------------------------
Class P shares              $163          $   505            $  871            $1,900
-------------------------------------------------------------------------------------


[SIDENOTE]
MANAGEMENT FEES are payable to Lord, Abbett & Co. ("Lord Abbett") for the Fund's investment management.

12b-1 FEES refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.

4  The Funds

                                                          SMALL-CAP VALUE SERIES

GOAL

     The Fund's investment objective is long-term capital appreciation.

PRINCIPAL STRATEGY

     To pursue this goal, the Fund invests in smaller, less well-known companies with market capitalizations of less than $2 billion that we believe the market undervalues. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of these companies. These securities may include common stocks, convertible bonds, convertible preferred stocks, warrants of companies and American Depository Receipts. The Fund chooses stocks using:


     - quantitative research to identify stocks we believe represent the best bargains. As part of this process, we may look at the price of a company's stock in relation to book value, a company's sales, the value of its assets, its earnings and cash flow

     - fundamental research to evaluate a company's operating environment, resources and strategic plans and to assess its prospects for exceeding earnings expectations.

     We generally sell a stock when we think it is no longer a bargain, seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or falls short of our expectations.

     This Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for attractive potential long-term returns.

     While typically fully invested, at times, the Fund may invest temporarily in short-term fixed income securities such as U.S. Government obligations, bank certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may have less experienced management and unproven track records. They may rely on limited product lines and have limited financial resources. Small company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in the prices of small company stocks, subjecting them to greater price fluctuations than larger company stocks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money in the Fund.

[SIDENOTE]

WE or THE FUND refers to the Small-Cap Value Series, a portfolio or series of Lord Abbett Research Fund, Inc. (the "Company").


ABOUT THE FUND. This Fund is a professionally managed portfolio of securitites purchased with the pooled money of investors. The Fund strives to reach its stated goals, although as with all mutual funds, it cannot guarantee results. SMALL COMPANIES often are younger and less well-established, with a potential to be faster-growing but often more volatile than large companies.

LARGE COMPANIES are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

VALUE STOCKS are stocks of companies that appear under-priced according to certain financial measurements of their intrinsic worth or business prospects.


GROWTH STOCKS are stocks that exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level. They also tend to be more volatile than bargain stocks. You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Funds and their risks.


                                                                    The Funds  5

                                                          SMALL-CAP VALUE SERIES

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[CHART]

--------------------------------------------------------------------------------
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------
                 96         30.5%
                 97         36.7%
                 98         -7.4%
                 99          8.2%
                 00         33.5%

BEST QUARTER        2nd Q '99             22.9%
WORST QUARTER       3rd Q '98            -24.2%



     The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2000
----------------------------------------------------------------------------------------
SHARE CLASS                                 1 YEAR        5 YEARS     SINCE INCEPTION(1)
Class A shares                                25.70%        17.61%            17.48%
----------------------------------------------------------------------------------------
Class B shares                                27.62%         -                16.05%
----------------------------------------------------------------------------------------
Class C shares                                31.62%         -                15.24%
----------------------------------------------------------------------------------------
Class P shares                                33.46%         -                21.31%
----------------------------------------------------------------------------------------
Russell 2000-REGISTERED TRADEMARK- Index(2)   -3.02%        10.31%            10.31%(3)
----------------------------------------------------------------------------------------
                                                                               9.32%(4)
----------------------------------------------------------------------------------------
                                                                              10.99%(5)
----------------------------------------------------------------------------------------
                                                                               5.01%(6)
----------------------------------------------------------------------------------------

(1) The dates of inception for each Class are: A - 12/13/95; B - 11/15/96; C - 4/1/97; and P - 6/23/99.

(2) Performance for the unmanaged Russell 2000-REGISTERED TRADEMARK- Index does not reflect fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.

(3) Represents total return for the period 12/31/95 - 12/31/00, to correspond with Class A inception date.


(4) Represents total return for the period 11/30/96 - 12/31/00, to correspond with Class B inception date.


(5) Represents total return for the period 3/31/97 - 12/31/00, to correspond with Class C inception date.


(6) Represents total return for the period 6/30/99 - 12/31/00, to correspond with Class P inception date.


[SIDENOTE]
------------------------
SYMBOLS: Class A - LRSCX
         Class B - LRSBX
         Class C - LSRCX

6  The Funds

                                                          SMALL-CAP VALUE SERIES

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------------------------
                                              CLASS A    CLASS B(2)    CLASS C     CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
--------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------------------------
(as a % of offering price)                       5.75%       none        none         none
--------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")  none(1)     5.00%       1.00%(1)     none
--------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)
--------------------------------------------------------------------------------------------------
Management Fees (See "Management")               0.75%       0.75%       0.75%        0.75%
--------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(3)         0.39%(4)    1.00%       1.00%        0.45%
--------------------------------------------------------------------------------------------------
Other Expenses                                   0.48%       0.48%       0.48%        0.48%
--------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses             1.62%       2.23%       2.23%        1.68%
--------------------------------------------------------------------------------------------------

(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of (a) Class A shares made within 24 months following any purchases made without a sales charge, and (b) Class C shares if they are redeemed before the first anniversary of their purchase.

(2) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.

(3) Because distriubution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


(4) The distribution and service fees have been restated from fiscal year amounts to reflect an estimate of current fees.


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:



SHARE CLASS                1 YEAR           3 YEARS           5 YEARS         10 YEARS
Class A shares              $730          $ 1,057            $1,406            $2,386
--------------------------------------------------------------------------------------
Class B shares              $726          $   997            $1,395            $2,413
--------------------------------------------------------------------------------------
Class C shares              $326          $   697            $1,195            $2,565
--------------------------------------------------------------------------------------
Class P shares              $171          $   530            $  913            $1,987
--------------------------------------------------------------------------------------
You would have paid the following expenses if you did not redeem your shares:
--------------------------------------------------------------------------------------
Class A shares              $730          $ 1,057            $1,406            $2,386
--------------------------------------------------------------------------------------
Class B shares              $226          $   697            $1,195            $2,413
--------------------------------------------------------------------------------------
Class C shares              $226          $   697            $1,195            $2,565
--------------------------------------------------------------------------------------
Class P shares              $171          $   530            $  913            $1,987
--------------------------------------------------------------------------------------


[SIDENOTE]
MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.


                                                                    The Funds  7

                               YOUR INVESTMENT

PURCHASES

     The Funds offer in this prospectus four classes of shares: Classes A, B, C, and P, each with different expenses and dividends. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form. A front-end sales charge is normally added to the NAV in the case of the Class A shares. There is no front-end sales charge in the case of the Class B, Class C, and Class P shares; although, there may be a contingent deferred sales charge ("CDSC") as described below.

     You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. You should discuss purchase options with your investment professional.

     FOR MORE INFORMATION, SEE "CAPITAL STOCK AND OTHER SECURITIES" IN THE STATEMENT OF ADDITIONAL INFORMATION.

     We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

--------------------------------------------------------------------------------
SHARE CLASSES
--------------------------------------------------------------------------------
 CLASS A  -    normally offered with a front-end sales charge

 CLASS B  -    no front-end sales charge, however, a CDSC is applied to shares sold prior to the sixth anniversary of purchase

          -    higher annual expenses than Class A shares

          -    automatically convert to Class A shares after eight years

 CLASS C  -    no front-end sales charge

          -    higher annual expenses than Class A shares

          - a CDSC is applied to shares sold prior to the first anniversary of purchase

 CLASS P  -    available to certain pension or retirement plans and pursuant to a Mutual Fund Fee Based Program

-----------------------------------------------------------------------------------------
FRONT-END SALES CHARGES - CLASS A SHARES
-----------------------------------------------------------------------------------------
                                                                            TO COMPUTE
                             AS A % OF               AS A % OF             OFFERING PRICE
YOUR INVESTMENT           OFFERING PRICE          YOUR INVESTMENT          DIVIDE NAV BY
-----------------------------------------------------------------------------------------
Less than $50,000                5.75%                   6.10%                      .9425
-----------------------------------------------------------------------------------------
$50,000 to $99,999               4.75%                   4.99%                      .9525
-----------------------------------------------------------------------------------------
$100,000 to $249,999             3.95%                   4.11%                      .9605
-----------------------------------------------------------------------------------------
$250,000 to $499,999             2.75%                   2.83%                      .9725
-----------------------------------------------------------------------------------------
$500,000 to $999,999             1.95%                   1.99%                      .9805
-----------------------------------------------------------------------------------------
$1,000,000 and over       No Sales Charge                                          1.0000
-----------------------------------------------------------------------------------------

[SIDENOTE]

IT IS CURRENTLY ANTICIPATED THAT NO LATER THAN JUNE 30, 2001, THE SMALL-CAP VALUE SERIES (CLASSES A, B, C AND P) WILL NOT BE AVAILABLE FOR PURCHASE BY NEW INVESTORS OTHER THAN THROUGH DISCRETIONARY MUTUAL FUND FEE BASED PROGRAMS CURRENTLY OFFERING SHARES OF THE FUND AND CERTAIN QUALIFIED RETIREMENT PLANS. QUALIFIED PLANS CURRENTLY OFFERING SHARES OF THE FUND AS AN INVESTMENT OPTION MAY OPEN NEW PARTICIPANT ACCOUNTS. OTHER QUALIFIED PLANS THAT ARE CONSIDERING THE FUND AS AN INVESTMENT OPTION SHOULD CONTACT THE DISTRIBUTOR OF THE FUND, LORD ABBETT DISTRIBUTOR, LLC, FOR APPROVAL. INVESTORS SHOULD NOTE, HOWEVER, THAT THE FUND RESERVES THE RIGHT TO REFUSE ANY ORDER THAT MIGHT DISRUPT THE EFFICIENT MANAGEMENT OF THE FUND.


NAV per share for each class of Fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE") normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board of Directors of the Funds.


8 Your Investment

REDUCING YOUR CLASS A FRONT-END SALES CHARGES. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

- RIGHTS OF ACCUMULATION - A Purchaser can apply the value at public offering price of the shares you already own to a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge.


- LETTERS OF INTENTION - A Purchaser of Class A shares may purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if he or she had purchased all shares at once. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention can be backdated 90 days. Current holdings under Rights of Accumulation can be included in a Letter of Intention.

FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE ATTACHED APPLICATION.

CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

-    purchases of $1 million or more*

-    purchases by Retirement Plans with at least 100 eligible employees*

-    purchases under a Special Retirement Wrap Program*

- purchases made with dividends and distributions on Class A shares of another Eligible Fund

- purchases representing repayment under the loan feature of the Lord Abbett- sponsored prototype 403(b) Plan for Class A shares

- purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

-    purchases under a Mutual Fund Fee Based Program

- purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett
     Distributor

- purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions). These categories of purchasers also include family members of such purchasers.

SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASERS WHO QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.

* THESE CATEGORIES MAY BE SUBJECT TO A CDSC.

CLASS A SHARE CDSC. If you buy Class A shares under one of the starred (*) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares within 24 months after the month in which you initially purchased those shares, the Fund will normally collect a CDSC of 1% and remit it to the fund in which you originally purchased the shares.


The Class A share CDSC generally will be waived for the following conditions:


- benefit payments under Retirement Plans, in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans
     (documentation may be required)

- redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program.

[SIDENOTE]
RETIREMENT PLANS include employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

-    Traditional, Rollover, Roth and Education IRAs

-    Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

-    Defined Contribution Plans.

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

BENEFIT PAYMENT DOCUMENTATION
(Class A CDSC only)

-    under $50,000 - no documentation necessary

- over $50,000 - reason for benefit payment must be received in writing. Use the address indicated under "Opening Your Account."

                                                              Your Investment  9

     CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

--------------------------------------------------------------------------------
CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES
--------------------------------------------------------------------------------
ANNIVERSARY(1) OF THE DAY ON                    CONTINGENT DEFERRED SALES CHARGE
WHICH THE PURCHASE ORDER                        ON REDEMPTION (AS % OF AMOUNT
WAS ACCEPTED                                    SUBJECT TO CHARGE)
On                             Before
--------------------------------------------------------------------------------
                               1st                                5.0%
--------------------------------------------------------------------------------
1st                            2nd                                4.0%
--------------------------------------------------------------------------------
2nd                            3rd                                3.0%
--------------------------------------------------------------------------------
3rd                            4th                                3.0%
--------------------------------------------------------------------------------
4th                            5th                                2.0%
--------------------------------------------------------------------------------
5th                            6th                                1.0%
--------------------------------------------------------------------------------
on or after the 6th(2)                                            None
--------------------------------------------------------------------------------

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.


     The Class B share CDSC generally will be waived under the following circumstances:



     - benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans

     - Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

     -    death of the shareholder

     - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year).

     SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" BELOW FOR MORE INFORMATION ON CDSCS WITH RESPECT TO CLASS B SHARES.

     CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of the purchase of such shares. The CDSC will be remitted to either Lord Abbett Distributor or the fund involved in the original purchase depending on which entity originally paid the sales compensation to your dealer.


     CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to a Mutual Fund Fee Based Program, or (b) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue Code) that engage an investment professional providing, or participating in an agreement to provide certain recordkeeping, administrative and/or sub-transfer agency services to the Fund on behalf of the Class P shareholders.


[SIDENOTE]

CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, which-ever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, each Fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

2. shares held for six years or more (Class B) or two years or more after the month of purchase (Class A) or one year or more (Class C)

3. shares held the longest before the sixth anniversary of their purchase (Class
   B) or before the second anniversary after the month of purchase (Class A) or before the first anniversary of their purchase (Class C).



10   Your Investment

SALES COMPENSATION

     As part of its plan for distributing shares, each Fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the Funds' shares and service its shareholder accounts.

     Sales compensation originates from two sources as shown in the table "Fees and Expenses:" sales charges that are paid directly by shareholders; and 12b-1 distribution fees that are paid out of each Fund's assets. Service compensation originates from 12b-1 service fees. Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The total 12b-1 fees payable with respect to each share class of each Fund are estimated at .39% of Class A shares (plus distribution fees of up to 1.00% on certain qualifying purchases), 1.00% of Class B and Class C shares, and .45% of Class P shares. The Rule 12b-1 plans for Class A and Class P shares provide that the maximum payments that may be authorized by the Board of Directors are .50% and .75%, respectively. The amounts payable as compensation to Authorized Institutions, such as your dealer, are shown in the chart at the end of this prospectus. The portion of such compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we may not require payment of any otherwise applicable CDSC.

     We may pay Additional Concessions to Authorized Institutions from time to time.

     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a Fund's Class A and Class C shares for activities that are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.


     SERVICE ACTIVITIES. We may pay Rule 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.


OPENING YOUR ACCOUNT

     MINIMUM INITIAL INVESTMENT

     - Regular Account                                             $1,000
     --------------------------------------------------------------------
     - Individual Retirement Accounts and
       403(b) Plans under the Internal Revenue Code                  $250
     --------------------------------------------------------------------
     - Uniform Gift to Minor Account                                 $250
     --------------------------------------------------------------------
     - Invest-A-Matic                                                $250
     --------------------------------------------------------------------

     For Retirement Plans and Mutual Fund Fee Based Programs no minimum investment is required, regardless of share class.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the fund you select at the address stated below. You should carefully read the

[SIDENOTE]
     12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by a Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, a Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

                                                            Your Investment  11
     paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

     NAME OF FUND
     P.O. Box 219100
     Kansas City, MO 64121

     BY EXCHANGE. Telephone the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

     PROPER FORM. An order submitted directly to the Fund must contain: (1) a completed application, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information call the Fund at 800-821-5129.

REDEMPTIONS

     Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form.

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative should call the Fund at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell. Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     To determine if a CDSC applies to a redemption, see "Class A share CDSC," "Class B share CDSC," or "Class C share CDSC."

DISTRIBUTIONS AND TAXES

     Each Fund expects to pay dividends from its net investment income as follows: semi-annually for Large-Cap Series and annually for Small-Cap Value Series. Each Fund distributes its net capital gains (if any) as capital gains distributions on an annual basis.


     Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. Effective June 1, 2001 with respect to distributions payable on or after November 1, 2000 on accounts other than those held in the name of your dealer, if you instruct the Fund to pay distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period.
     In addition, the Fund reserves the



     [SIDENOTE]
     SMALL ACCOUNTS. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in a Fund's best interest to do so.

     ELIGIBLE GUARANTOR is any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

12  Your Investment
     right to reinvest all subsequent distributions in additonal Fund shares in your account. Similarly, any checks representing distributions payable prior to November 1, 2000 and remaining outstanding as of June 1, 2001 will be reinvested in shares of the Fund after June 1, 2001. No interest will accrue on checks while they remain uncashed, before they are reinvested, or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.


     For federal income tax purposes, each Fund's income dividends and short-term capital gains distributions are taxable to you as ordinary income. Distribution from the Fund's net long-term capital gains are taxable as long-term capital gains in the year of receipt.


     The tax status of distributions, including net long-term capital gains, is the same for all shareholders regardless of how long they have owned Fund shares or whether distributions are reinvested or paid in cash.


     Except in tax-advantaged accounts, any sale, redemption or exchange of Fund shares may be taxable to the shareholder.


     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.


     Information concerning the tax treatment of distributions, including the source of dividends and distributions of capital gains by each Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state and local tax rules that apply to you, as well as the tax consequences of gains or losses from the redemption or exchange of your shares.


SERVICES FOR FUND INVESTORS
AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out your application or by calling 800-821-5129.

-------------------------------------------------------------------------------
FOR INVESTING

INVEST-A-MATIC You can make fixed, periodic investments ($50 minimum) into your
(Dollar-cost   Fund account by means of automatic money transfers from your bank
averaging)     checking account. See the attached application for instructions.

DIV-MOVE You can automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

FOR SELLING SHARES

SYSTEMATIC     You can make regular withdrawals from most Lord Abbett Funds.
WITHDRAWAL     Automatic cash withdrawals will be paid to you from your account
PLAN ("SWP")   in fixed or variable amounts. To establish a plan, the value of your shares must be at least $10,000, except for Retirement Plans for which there is no minimum. Your shares must be in non-certificate form.

CLASS B SHARES The CDSC will be waived on SWP redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For Class B share SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation.

CLASS B AND    Redemption proceeds due to a SWP for Class B and Class C shares
CLASS C SHARES will be redeemed in the order described under "Purchases."

-------------------------------------------------------------------------------

                                                            Your Investment  13

OTHER SERVICES

     TELEPHONE INVESTING. After we have received the attached application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares when it receives the money from your bank.

     EXCHANGES. You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instruction may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Fund must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.

     REINVESTMENT PRIVILEGE. If you sell shares of the Fund, you have a one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual and semi-annual report unless additional reports are specifically requested in writing to the Fund. ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

MANAGEMENT

     The Funds' investment adviser is Lord, Abbett & Co., which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $35 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

     Lord Abbett is entitled to an annual management fee based on each Fund's average daily net assets. Each fee is calculated daily and payable monthly. For the fiscal year ended November 30, 2000, the fee paid to Lord Abbett was at an annual rate of 0.75 of 1% for both Large-Cap Series and Small-Cap Value Series.


     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments.


     LARGE-CAP SERIES. The senior members of the team are Robert G. Morris, W. Thomas Hudson and Eli Salzmann, each a Partner of Lord Abbett. Messrs. Morris and Hudson have been with Lord Abbett for more than five years. Mr. Salzmann joined Lord Abbett in 1997; before that, he was a Vice President with Mutual of America Capital Corp. from 1996 to 1997, and was a Vice President at Mitchell Hutchins Asset Management, Inc.
     from 1991 to 1996.


     SMALL-CAP VALUE SERIES. Robert P. Fetch, Partner of Lord Abbett, heads the Fund's team. The other senior member is Gregory M. Macosko. Mr. Fetch joined Lord Abbett in 1995; before that, he was was a Managing Director of Prudential Investment Advisors from 1983 to 1995. Mr. Macosko joined Lord Abbett in 1996; before that, he was an Equity Analyst with Royce Associates.


[SIDENOTE]
TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

EXCHANGE LIMITATIONS. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges and similar trading practices can disrupt management of the Funds and raise expenses. Accordingly, each Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice. In addition, as stated under "Purchases," the Funds reserve the right to reject any purchase order, including purchase orders from shareholders whose trading has been or may be disruptive to the Funds.


14  Your Investment

                              FOR MORE INFORMATION

OTHER INVESTMENT TECHNIQUES

     This section describes some of the investment techniques that might be used by the Funds and their risks.

     ADJUSTING INVESTMENT EXPOSURE. Each Fund will be subject to the risks associated with investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which offset changes in security prices, interest rates, currency exchange rates, commodity prices and other factors. These strategies may involve buying or selling derivative instruments, such as options and futures contracts, swap agreements including interest rate swaps, caps, floors, collars and rights and warrants. Each Fund may use these transactions to change the risk and return characteristics of its portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in a loss if the counterparty to a transaction does not perform as promised.


     CONVERTIBLE SECURITIES. Each Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities but tend to be less volatile and produce more income than their underlying common stocks.


     DEBT SECURITIES. Each Fund may invest in debt securities such as bonds, debentures, government obligations, commercial paper and pass-through instruments. When interest rates rise, prices of these investments are likely to decline, and when interest rates fall, prices tend to rise. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund.


     DEPOSITORY RECEIPTS. Each Fund may invest in sponsored and unsponsored American Depository Receipts ("ADRs") and similar depository receipts. ADRs, typically issued by a financial institution (a "depository"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depository. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States.


     EQUITY SECURITIES. These include common stocks, preferred stocks, convertible securities, convertible preferred securities, warrants and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a corporation. Although equity securities have a history of long-term growth in their value, their prices fluctuate based on changes in a company's financial condition and on market and economic conditions.


     FOREIGN SECURITIES. Each Fund may invest up to 10% of its net assets in foreign securities that are primarily traded outside the United States. Foreign markets may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to higher price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.


     WHEN-ISSUED OR DELAYED DELIVERY TRANSACTIONS. Each Fund may purchase or sell securities with payment and delivery taking place as much as a month or more later. A Fund would do this in an effort to buy or sell the securities at an advantageous price and yield.


                                                         For More Information 15

     The securities involved are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, their market value may be less than the purchase price. Also, if the Fund commits a significant amount of assets to when-issued or delayed delivery transactions, it may increase the volatility of the Fund's net asset value. A Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

GLOSSARY OF SHADED TERMS

     ADDITIONAL CONCESSIONS. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional con-cession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a Fund and will be made in the form of cash or, if permitted, non-cashpayments. The non-cash payments may include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

     In selecting dealers to execute portfolio transactions for a Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

     AUTHORIZED INSTITUTIONS. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan are "Authorized Institutions." Lord Abbett Distributor is an Authorized Institution.

     ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund except for (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such a Fund is not offered for sale; (2) Lord Abbett Series Fund; (3) Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF that are attributable to any shares exchanged from the Lord Abbett family of funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus accounts and other criteria.


     ELIGIBLE MANDATORY DISTRIBUTIONS. If Class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class B share investment bears to the total investment.


     LEGAL CAPACITY. This term refers to the authority of an individual to act on behalf of an entity or other person(s). For example if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.


16 For More Information

     To give another example, if a redemption request were to be made on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on behalf of the Corporation, because she is the President of the Corporation, the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see examples in right column).

     MUTUAL FUND FEE BASED PROGRAM. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (1) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such entities, or (2) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

     PURCHASER. The term "purchaser" includes: (1) an individual, (2) an individual and his or her spouse and children under the age of 21, and (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.


     SPECIAL RETIREMENT WRAP PROGRAM. A program sponsored by an Authorized Institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a Mutual Fund Fee Based Program. Such characteristics include, among other things, the fact that an Authorized Institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

RECENT PERFORMANCE

     The following is a discussion of performance for the 12 month period ending November 30, 2000.


     LARGE-CAP VALUE SERIES. The Fund enjoyed a strong year in absolute terms as well as versus its peer group. A number of investment decisions drove the Fund's performance.


     The Fund's most significant move was to aggressively pare back exposure to many technology companies in the first quarter of 2000 due to concerns over their high valuations. The proceeds of those sales were reallocated to select companies in the drug, food, utilities and financial services industries.


     Performance was also aided by our investment emphasis on companies in the electric utilities industry where a number of firms benefited from deregulation. A decision to underweight exposure to companies in the telecommunications industry also benefited the Fund as many companies in that industry struggled amidst fierce price competition. Other factors that contributed to our performance included an emphasis on select companies in the consumer non-durable industry (e.g. food companies) and the finance sector.


     Investments in the stocks of capital goods companies generally detracted from performance. In addition, having no exposure to companies in the transportation industry detracted from performance as overall that sector posted solid gains.


[SIDENOTE]
GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

- In the case of the estate -



  /s/ Robert A. Doe
  Executor of the Estate of
  John W. Doe

  [Date]

  SIGNATURE GUARANTEED
  MEDALLION GUARANTEED
    NAME OF GUARANTOR


 [ILLEGIBLE]
 -------------------------
      AUTHORIZED SIGNATURE
 (960)            X9903470
 SECURITIES TRANSFER AGENTS MEDALLION PROGRAM-TM-
                                           SR


- In the case of the corporation -
  ABC Corporation

  /s/ Mary B. Doe

  By Mary B. Doe, President

  [Date]

  SIGNATURE GUARANTEED
  MEDALLION GUARANTEED
    NAME OF GUARANTOR


 [ILLEGIBLE]
 -------------------------
      AUTHORIZED SIGNATURE
 (960)            X9903470
 SECURITIES TRANSFER AGENTS MEDALLION PROGRAM-TM-
                                           SR


                                                         For More Information 17

     SMALL-CAP VALUE SERIES. The Fund posted strong absolute returns and significantly outperformed its peer group and benchmark index for the fiscal year.


     There were a number of factors that contributed to the Fund's strong performance during the fiscal year. An emphasis on select companies in the energy industry helped the portfolio as the rise in the price of oil boosted earnings and equity valuations for many companies in the sector. In addition, the Fund's investments in healthcare companies aided performance as many firms enjoyed strong results and more investor interest as the sector in general benefited from favorable reimbursement policies. Although we were underweighted in financial services, our investments in this area also performed well.


     On the negative side, stocks of many companies in the technology business continued to suffer. Although we cut our technology weighting virtually in half during the year, we were still overweighted versus our benchmark and this restrained performance. Assets from the sale of technology companies were reallocated to the producer durables area (e.g. materials processing companies).



18  For More Information

                                                                LARGE-CAP SERIES

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended November 30, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 2000 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



----------------------------------------------------------------------------------------------------
                                                               CLASS A SHARES
                                          ----------------------------------------------------------
                                                           Year Ended November 30,
                                          ----------------------------------------------------------
Per Share Operating Performance:            2000         1999         1998         1997         1996
NET ASSET VALUE, BEGINNING OF PERIOD      $25.32       $21.91       $20.08       $17.86       $15.54
----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------
 Net investment income (loss)                .11(a)       .08(a)       .15(a)       .08(a)       .27
----------------------------------------------------------------------------------------------------
 Net realized and unrealized
----------------------------------------------------------------------------------------------------
   gain on investments                      2.74         3.60         2.45         3.21         3.51
----------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS            2.85         3.68         2.60         3.29         3.78
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
----------------------------------------------------------------------------------------------------
 Net investment income                      (.03)        (.10)        (.06)        (.12)        (.57)
----------------------------------------------------------------------------------------------------
 Net realized gain                         (1.31)        (.17)        (.71)        (.95)        (.89)
----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                        (1.34)        (.27)        (.77)       (1.07)       (1.46)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $26.83       $25.32       $21.91       $20.08       $17.86
----------------------------------------------------------------------------------------------------
Total Return(b)                            11.75%       16.99%       13.45%       19.87%       26.25%
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------
 Expenses, including expense reductions     1.54%        1.43%        1.24%        1.52%         .36%
----------------------------------------------------------------------------------------------------
 Expenses, excluding expense reductions     1.54%        1.43%        1.24%        1.52%         .96%
----------------------------------------------------------------------------------------------------
 Net investment income (loss)                .46%         .33%         .74%         .42%        2.24%
----------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                                               CLASS B SHARES
                                          -------------------------------------------------------------
                                                           Period Ended November 30,
                                          -------------------------------------------------------------
Per Share Operating Performance:            2000         1999         1998         1997       1996
NET ASSET VALUE, BEGINNING OF PERIOD      $25.03       $21.71        $20.00     $17.83       $15.24
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------
 Net investment income (loss)               (.04)(a)     (.09)(a)    --(a)(e)     (.06)(a)      .12
-------------------------------------------------------------------------------------------------------
 Net realized and unrealized
-------------------------------------------------------------------------------------------------------
   gain on investments                      2.69         3.58          2.42       3.20         2.66
-------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS            2.65         3.49          2.42       3.14         2.78
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
-------------------------------------------------------------------------------------------------------
 Net investment income                      --           --            --         (.02)        (.19)
-------------------------------------------------------------------------------------------------------
 Net realized gain                         (1.31)        (.17)         (.71)      (.95)        --
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                        (1.31)        (.17)         (.71)      (.97)        (.19)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $26.37       $25.03        $21.71     $20.00       $17.83
-------------------------------------------------------------------------------------------------------
Total Return(b)                            11.04%       16.21%        12.56%     18.92%       18.39%(d)
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------
 Expenses, including expense reductions     2.15%        2.11%(f)      2.00%      2.28%         .59%(d)
-------------------------------------------------------------------------------------------------------
 Expenses, excluding expense reductions     2.15%        2.11%         2.00%      2.28%         .59%(d)
-------------------------------------------------------------------------------------------------------
 Net investment income (loss)               (.16)%       (.35)%        (.01)%     (.34)%        .22%(d)
-------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------
                                                                     CLASS C SHARES
                                                  ----------------------------------------------------------
                                                                Period Ended November 30,
                                                  ----------------------------------------------------------
Per Share Operating Performance:                      2000           1999           1998           1997(c)
NET ASSET VALUE, BEGINNING OF PERIOD              $  25.05       $  21.73       $  20.01       $  16.90
------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                          .03(a)        (.09)(a)       (.01)(a)       (.07)(a)
------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------------
  gain on investments                                 2.70           3.58           2.44           3.18
------------------------------------------------------------------------------------------------------------
Total from investment operations                      2.67           3.49           2.43           3.11
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
------------------------------------------------------------------------------------------------------------
 Net investment income                                --             --             --             --
------------------------------------------------------------------------------------------------------------
 Net realized gain                                   (1.31)          (.17)          (.71)          --
------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                  (1.31)          (.17)          (.71)          --
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $  26.41       $  25.05       $  21.73       $  20.01
------------------------------------------------------------------------------------------------------------
Total Return(b)                                      11.12%         16.20%         12.61%         18.40%(d)
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------
 Expenses, including expense reductions               2.15%          2.11%          2.00%          1.54%(d)
------------------------------------------------------------------------------------------------------------
 Expenses, excluding expense reductions               2.15%          2.11%          2.00%          1.54%(d)
------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                         (.14)%         (.35)%         (.04)%         (.37)%(d)
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                                              CLASS P SHARES
                                                         ---------------------------
                                                           Period Ended November 30,
                                                         ---------------------------
Per Share Operating Performance:                             2000           1999
NET ASSET VALUE, BEGINNING OF PERIOD                     $  25.36       $  25.09
------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------
 Net investment income (loss)                                 .10(a)         .09(a)
------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------
  gain on investments                                        2.78            .21
------------------------------------------------------------------------------------
Total from investment operations                             2.88            .30
------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
------------------------------------------------------------------------------------
 Net investment income                                       (.01)          (.03)
------------------------------------------------------------------------------------
 Net realized gain                                          (1.31)          --
------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                         (1.32)          (.03)
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $  26.92       $  25.36
------------------------------------------------------------------------------------
Total Return(b)                                             11.84%          1.20%(d)
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------
 Expenses, including expense reductions                      1.60%           .92%(d)
------------------------------------------------------------------------------------
 Expenses, excluding expense reductions                      1.60%           .92%(d)
------------------------------------------------------------------------------------
 Net investment income (loss)                                 .40%           .34%(d)
------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                                        Year Ended November 30,
                                                   -----------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES:                     2000          1999          1998          1997          1996
NET ASSETS, END OF YEAR (000)                      $306,988      $256,003      $143,153      $ 69,796      $ 23,592
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                               74.72%        60.59%        99.14%        30.81%        62.25%
--------------------------------------------------------------------------------------------------------------------

(a)  Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes reinvestment of all distributions.

(c)  Commencement of operations: August 1, 1996 (Class B); April 1, 1997 (Class
     C); and April 28, 1999 (Class P).

(d)  Not annualized.

(e)  Amount less than $.01.


                                                      Financial Information  19

                                                                LARGE-CAP SERIES

LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in both S&P 500-Registered Trademark- Index and the S&P Barra Value Index, assuming reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------
[CHART]

Past performance is no guarantee of future results.

             The Fund (Class A  The Fund (Class A
             shares) at net     shares) at maximum  S&P 500-Registered
             asset value        offering price(1)   Trademark- Index(2)   S&P Barra Value Index(2)
05/31/92
06/03/92           $10,000          $9,425           $10,000              $10,000
11/30/92           $10,610         $10,000           $10,543              $10,278
11/30/93           $12,490         $11,772           $11,605              $12,203
11/30/94           $13,516         $12,739           $11,726              $12,183
11/30/95           $17,952         $16,921           $16,057              $16,440
11/30/96           $22,665         $21,362           $20,529              $20,955
11/30/97           $27,169         $25,607           $26,380              $26,210
11/30/98           $30,822         $29,049           $32,628              $29,683
11/30/99           $36,060         $33,986           $39,445              $33,378
11/30/00           $40,298         $37,982           $37,778              $34,941


                             Fiscal Year-end 11/30

--------------------------------------------------------------------------------
             Average Annual Total Return At Maximum Applicable
           Sales Charge For The Periods Ending November 30, 2000

                    1 YEAR               5 YEARS              LIFE
--------------------------------------------------------------------------------
Class A(3)           5.30%                16.16%             17.01%
--------------------------------------------------------------------------------
Class B(4)           6.05%                 -                 17.68%
--------------------------------------------------------------------------------
Class C(5)          10.12%                 -                 15.97%
--------------------------------------------------------------------------------
Class P(6)          11.84%                 -                 11.74%
--------------------------------------------------------------------------------


(1)  This reflects the deduction of the maximum initial sales charge of 5.75%.

(2) Performance for the unmanaged S&P 500-Registered Trademark- Index and the S&P Barra Value Index does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance. Performance for each index begins on 5/31/92.


(3) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending November 30, 2000, using the SEC-required uniform method to compute such return.


(4) The Class B shares were first offered on 8/1/96. Performance reflects the deduction of a CDSC of 5% (for 1 year) and 2% (life of class).

(5) The Class C shares were first offered on 4/1/97. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 0% (life of class).

(6) The Class P shares were first offered on 4/28/99. Performance is at net asset value.


20  Financial Information

                                                          SMALL-CAP VALUE SERIES

FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended November 30, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 2000 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


---------------------------------------------------------------------------------------------------------------
                                                                     CLASS A SHARES
                                       ------------------------------------------------------------------------
                                                               Period Ended November 30,
Per Share Operating Performance:           2000           1999            1998           1997          1996(a)
NET ASSET VALUE, BEGINNING OF PERIOD   $  15.63       $  14.36        $  16.56       $  12.01      $  10.00
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------
 Net investment income (loss)              (.19)(c)       (.12)(c)        (.06)(c)        .02(c)        .13
---------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
---------------------------------------------------------------------------------------------------------------
  gain (loss) on investments               4.16           1.39           (1.85)          4.53          2.66
---------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS           3.97           1.27           (1.91)          4.55          2.79
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
---------------------------------------------------------------------------------------------------------------
 Net investment income                     --             --              --             --            (.08)
---------------------------------------------------------------------------------------------------------------
 Net realized gain                         --             --              (.29)          --            (.70)
---------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                        --             --              (.29)          --            (.78)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD         $  19.60       $  15.63        $  14.36       $  16.56      $  12.01
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN(d)                           25.40%          8.84%         (11.71)%        37.89%        28.24%(e)
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------
 Expenses, including expense
---------------------------------------------------------------------------------------------------------------
  reductions                               1.60%          1.52%(f)        1.28%          1.17%          .01%(e)
---------------------------------------------------------------------------------------------------------------
 Expenses, excluding expense
---------------------------------------------------------------------------------------------------------------
  reductions                               1.60%          1.52%(f)        1.28%          1.17%         1.00%(e)
---------------------------------------------------------------------------------------------------------------
 Net investment income (loss)             (1.04)%         (.80)%          (.37)%          .10%         1.02%(e)
---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                                                     CLASS B SHARES
                                       ------------------------------------------------------------------------
                                                               Period Ended November 30,
Per Share Operating Performance:           2000           1999            1998           1997          1996(a)
NET ASSET VALUE, BEGINNING OF PERIOD   $  15.34       $  14.20        $  16.44       $  12.00       $  11.67
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------
 Net investment income (loss)              (.29)(c)       (.22)(c)        (.17)(c)       (.09)(c)      --(g)
----------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
----------------------------------------------------------------------------------------------------------------
  gain (loss) on investments               4.08           1.36           (1.82)          4.53            .33
----------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS           3.79           1.14           (1.99)          4.44            .33
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
----------------------------------------------------------------------------------------------------------------
 Net investment income                     --             --              --             --             --
----------------------------------------------------------------------------------------------------------------
 Net realized gain                         --             --              (.25)          --             --
----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                        --             --              (.25)          --             --
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD         $  19.13       $  15.34        $  14.20       $  16.44       $  12.00
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN(d)                           24.71%          8.03%         (12.27)%        37.00%          2.84%(e)
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------
 Expenses, including expense
  reductions                               2.23%          2.19%(f)        2.00%          1.86%           .04%(e)
----------------------------------------------------------------------------------------------------------------
 Expenses, excluding expense
  reductions                               2.23%          2.19%(f)        2.00%          1.86%           .07%(e)
----------------------------------------------------------------------------------------------------------------
 Net investment income (loss)             (1.67)%        (1.48)%         (1.09)%         (.56)%          .01%(e)
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                               CLASS C SHARES                               CLASS P SHARES
                                          ---------------------------------------------------------     --------------------------
                                                          Period Ended November 30,                      Period Ended November 30,
Per Share Operating Performance:              2000           1999            1998           1997(b)         2000           1999(b)
NET ASSET VALUE, BEGINNING OF PERIOD      $  15.34       $  14.20        $  16.44       $  12.81        $  15.63       $  16.41
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
 Net investment loss                          (.29)(c)       (.22)(c)        (.17)(c)       (.05)(c)        (.20)(c)       (.06)(c)
----------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
----------------------------------------------------------------------------------------------------------------------------------
  gain (loss) on investments                  4.08           1.36           (1.82)          3.68            4.18           (.72)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS              3.79           1.14           (1.99)          3.63            3.98           (.78)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
----------------------------------------------------------------------------------------------------------------------------------
 Net realized gain                            --              --             (.25)                                          --
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $  19.13       $  15.34        $  14.20       $  16.44        $  19.61       $  15.63
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(d)                              24.71%          8.03%         (12.27)%        28.34%(e)       25.46%         (4.75)%(e)
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------------
 Expenses, including expense reductions       2.23%          2.19%(f)        2.00%          1.25%(e)        1.68%           .72%(e)
----------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding expense reductions       2.23%          2.19%           2.00%          1.25%(e)        1.68%           .72%(e)
----------------------------------------------------------------------------------------------------------------------------------
 Net investment loss                         (1.67)%        (1.48)%(f)      (1.09)%         (.30)%(e)      (1.00)%         (.41)%(e)
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                 Period Ended November 30,
                                     -----------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES:       2000        1999        1998        1997        1996(a)
NET ASSETS, END OF PERIOD (000)      $550,088    $460,549    $515,379    $435,776    $  8,772
------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                 76.21%      83.93%      67.86%      45.24%     110.09%
------------------------------------------------------------------------------------------------


(a)  From commencement of operations: December 13, 1995 (Class A).

(b)  Commencement of offering respective class shares: November 15, 1996 (Class
     B), April 1, 1997 (Class C) and June 23, 1999 (Class P).

(c)  Calculated using average shares outstanding during the period.

(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(e)  Not annualized.

(f)  The ratio includes expenses paid through an expense offset arrangement.

(g)  Amount represents less than $.01.


                                                      Financial Information  21

                                                          SMALL-CAP VALUE SERIES

LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in Russell 2000-Registered Trademark- Index, assuming reinvestment of all dividends and distributions.

-------------------------------------------------------------------------------

[CHART]

Past performance is no guarantee of future results.

                The Fund (Class A shares)       The Fund (Class A shares)      Russell 2000-Registered
                at net asset value              maximum offering price(1)      Trademark-Index(2)
       12/13/95
       12/31/95       $10,000                         $9,425                         $10,000
       11/30/96       $12,824                         $12,087                        $11,352
       11/30/97       $17,683                         $16,667                        $14,010
       11/30/98       $15,611                         $14,714                        $13,082
       11/30/99       $16,993                         $16,015                        $15,132
       11/30/00       $21,309                         $20,083                        $15,044

                                 Fiscal Year-end 11/30


------------------------------------------------------------------------------------------------------
             Average Annual Total Return At Maximum Applicable
           Sales Charge For The Periods Ending November 30, 2000

                                    1 YEAR                   LIFE
Class A(3)                            18.20%                 15.07%
------------------------------------------------------------------------------------------------------
Class B(4)                            19.71%                 13.10%
------------------------------------------------------------------------------------------------------
Class C(5)                            23.71%                 12.03%
------------------------------------------------------------------------------------------------------
Class P(6)                            25.46%                 13.18%
------------------------------------------------------------------------------------------------------


(1)  This reflects the deduction of the maximum initial sales charge of 5.75%.

(2) Performance for the unmanaged Russell 2000-Registered Trademark- Index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund's performance. Performance for this index begins on 12/31/95.

(3) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending November 30, 2000, using the SEC-required uniform method to compute such return.


(4) The Class B shares were first offered on 11/15/96. Performance reflects the deduction of a CDSC of 5% (for 1 year) and 2% (life of the Class).

(5) The Class C shares were first offered on 4/1/97. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 0% (life of Class).

(6) The Class P shares were first offered on 6/23/99. Performance is at net asset value.


22   Financial Information

COMPENSATION FOR YOUR DEALER

------------------------------------------------------------------------------------------------------------------------------
                                                FIRST YEAR COMPENSATION

                                Front-end
                                sales charge                    Dealer's
                                paid by investors               concession             Service fee(1)        Total compensation(2)
Class A investments             (% of offering price)           (% of offering price)  (% of net investment) (% of offering price)
----------------------------------------------------------------------------------------------------------------------------------
Less than $50,000               5.75%                           5.00%                  0.25%                 5.24%
----------------------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999               4.75%                           4.00%                  0.25%                 4.24%
----------------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999             3.95%                           3.25%                  0.25%                 3.49%
----------------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999             2.75%                           2.25%                  0.25%                 2.49%
----------------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999             1.95%                           1.75%                  0.25%                 1.99%
----------------------------------------------------------------------------------------------------------------------------------
$1 million or more(3) or Retirement Plan - 100 or more
eligible employees(3) or Special Retirement Wrap Program(3)
----------------------------------------------------------------------------------------------------------------------------------
First $5 million                no front-end sales charge       1.00%                  0.25%                 1.25%
----------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that      no front-end sales charge       0.55%                  0.25%                 0.80%
----------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that     no front-end sales charge       0.50%                  0.25%                 0.75%
----------------------------------------------------------------------------------------------------------------------------------
Over $50 million                no front-end sales charge       0.25%                  0.25%                 0.50%
----------------------------------------------------------------------------------------------------------------------------------
Class B investments(4)                                          Paid at time of sale (% of net asset value)
----------------------------------------------------------------------------------------------------------------------------------
All amounts                     no front-end sales charge       3.75%                  0.25%                 4.00%
----------------------------------------------------------------------------------------------------------------------------------
Class C investments(4)
----------------------------------------------------------------------------------------------------------------------------------
All amounts                     no front-end sales charge       0.75%                  0.25%                 1.00%
----------------------------------------------------------------------------------------------------------------------------------
Class P investments                                             Percentage of average net assets
----------------------------------------------------------------------------------------------------------------------------------
All amounts                     no front-end sales charge       0.25%                  0.20%                 0.45%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             ANNUAL COMPENSATION AFTER FIRST YEAR

Class A investments                                             Percentage of average net assets(5)
----------------------------------------------------------------------------------------------------------------------------------
All amounts                     no front-end sales charge       none                   0.25%                 0.25%
----------------------------------------------------------------------------------------------------------------------------------
Class B investments(4)
----------------------------------------------------------------------------------------------------------------------------------
All amounts                     no front-end sales charge       none                   0.25%                 0.25%
----------------------------------------------------------------------------------------------------------------------------------
Class C investments(4)
----------------------------------------------------------------------------------------------------------------------------------
All amounts                     no front-end sales charge       0.75%                  0.25%                 1.00%
----------------------------------------------------------------------------------------------------------------------------------
Class P investments
----------------------------------------------------------------------------------------------------------------------------------
All amounts                     no front-end sales charge       0.25%                  0.20%                 0.45%
----------------------------------------------------------------------------------------------------------------------------------

(1) The service fees for Class A and Class P shares are paid quarterly. The first year's service fees on Class B and Class C shares are paid at the time of sale.

(2) Reallowance concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.

(3) Concessions are paid at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) Class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and Letter of Intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the Fund are excluded. Certain purchases of Class A shares are subject to a CDSC.

(4)  Class B and Class C shares are subject to CDSCs.


(5) With respect to Class B, Class C and Class P shares, 0.25%, 1.00% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions, such as your dealer. These fees are paid quarterly in arrears.

                                                       Financial Information  23

ADDITIONAL INFORMATION

More information on these Funds is available free upon request, including:

ANNUAL/SEMI-ANNUAL REPORT

Describes the Funds, lists portfolio holdings and contains a letter from each Fund's manager discussing recent market conditions and each Fund's investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

Lord Abbett Research Fund, Inc.
Large-Cap Series
Small-Cap Value Series

SEC FILE NUMBER: 811-6650

[SIDENOTE]

TO OBTAIN INFORMATION

BY TELEPHONE. Call each Fund at:
888-522-2388

BY MAIL. Write to either Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

VIA THE INTERNET.
LORD, ABBETT & CO.
www.LordAbbett.com

Text only versions of Fund
documents can be viewed
online or downloaded from:
SEC
www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.

LORD ABBETT  [GRAPHIC OF CHESS KNIGHT]
INVESTMENT MANAGEMENT

A TRADITION OF PERFORMANCE THROUGH DISCIPLINED INVESTING
Lord Abbett Mutual Fund shares are distributed by:

LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street - Jersey City, New Jersey 07302-3973

LARF-1-400
    (4/01)


                                                              PRESORTED STANDARD
                                                                  US POSTAGE
                                                                     PAID
                                                                   PERMIT 552
                                                                 HACKENSACK NJ

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                              APRIL 1, 2001

                         LORD ABBETT RESEARCH FUND, INC.
                      LORD ABBETT GROWTH OPPORTUNITIES FUND
                                LARGE-CAP SERIES
                             SMALL-CAP VALUE SERIES

This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for the Lord Abbett Research Fund, Inc., Large-Cap Series, Small Cap Value Series, and Lord Abbett Growth Opportunities Fund (each individually the "Fund" or collectively the "Funds"), dated April 1, 2001. The Lord Abbett Growth Opportunities Fund is a separate Prospectus.

Shareholder inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Reports to Shareholders is available without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.



                  TABLE OF CONTENTS                                                PAGE
                  1.       Fund History                                             2
                  2.       Investment Policies                                      2
                  3.       Management of the Fund                                   9
                  4.       Control Persons and Principal Holders of Securities     13
                  5.       Investment Advisory and Other Services                  13
                  6.       Brokerage Allocations and Other Practices               14
                  7.       Capital Stock and Other Securities                      16
                  8.       Purchases, Redemptions and Pricing                      20
                  9.       Taxation of the Fund                                    23
                  10.      Underwriter                                             25
                  11.      Performance                                             26
                  12.      Financial Statements                                    27

                                       1.
                                  FUND HISTORY

Lord Abbett Research Fund, Inc. (the "Company") was incorporated in Maryland on April 6, 1992, as a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Company has three funds or series, Lord Abbett Growth Opportunities Fund ("Growth Opportunities Fund"), Large-Cap Series, and Small-Cap Value Series (individually, "we" or the "Fund") (collectively, the "Funds") that are offered in this Statement of Additional Information. Each Fund has five classes of shares (A, B, C, P and Y). Only shares of Classes A, B, C, and P are offered by this Statement of Additional Information.


                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund is subject to the following fundamental investment restrictions, that cannot be changed without the approval of a majority of each Fund's outstanding shares.

Each Fund may not:

     (1) borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of its gross assets of each Fund, buy securities of one issuer representing more than (i) 5% of each Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) own more than 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

     (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the portfolio investments.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the policies in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment policies that may be changed by the Board of Directors without shareholder approval.

Each Fund may not:

(1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes;

(2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

(3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A"), deemed to be liquid by the Board of Directors;

(4) invest in securities issued by other investment companies except to the extent permitted by applicable law, other than Sections 12(d)(1)(F) and Sections (d)(1)(G) of the Act;

(5) invest in securities of issuers that, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of each Fund's total assets would be invested in such securities. (This restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.);

(6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more of the officers or directors of the Company or by one or more partners or members of the Fund's underwriters or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

(7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of each Fund's total assets (included within such limitation, but not to exceed 2% of each Fund's total assets, are warrants that are not listed on the New York or American Stock Exchange or a foreign exchange);

(8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

(9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and Statement of Additional Information, as they may be amended from time to time; or

(10) buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than shares.


PORTFOLIO TURNOVER. For the fiscal year ended November 30, 2000 and 1999, the portfolio turnover rate was 112.57% and $ 104.87%, respectively, for Growth Opportunities Fund, 74.72% and 60.59%, respectively, for the Large-Cap Series, and 76.21% and 83.93%, respectively, for Small-Cap Value Series.


ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. The following sections provide further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks. While some of these techniques involve risk when used independently, each Fund intends to use them to reduce risk and volatility in its portfolios.

BORROWINGS. Each Fund may borrow money for temporary or emergency purposes from banks and other financial institutions in amounts not exceeding one-third of its total assets. If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.


CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. They generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock.


DEBT SECURITIES. Each Fund may invest in bonds or other debt securities. However, not more than 5% of its assets will be invested in high-yield debt securities. High-yield debt securities or "junk bonds" are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. These bonds have a higher risk of default than investment grade bonds, and their prices can be much more volatile.


DEPOSITORY RECEIPTS. Each Fund may invest in sponsored and unsponsored American Depository Receipts ("ADRs") and similar depository receipts. ADRs, typically issued by a financial institution (a "depository"), evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States.


EQUITY SECURITIES. As stated in the Prospectus, under normal circumstances, each Fund invests at least 65% of its total assets in equity securities. These include common stocks, preferred stocks, convertible securities, warrants, stock purchase rights and similar instruments. Common and preferred stocks represent an ownership interest in a corporation. In general, stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that the Funds hold may decline over short or extended periods. The stock markets tend to be cyclical, with periods of generally rising stock prices and other periods of generally declining prices. The volatility of equity securities means that the value of an investment in the Fund may increase or decrease.


FOREIGN SECURITIES. Each Fund may invest 10% of its net assets in foreign securities that are primarily traded outside the United States. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (i.e., currently blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security.


Brokerage commissions, custodial services, and other costs relating to investment in international securities markets generally are more expensive than in the United States. Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.


Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Each Fund may hold foreign securities that trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or social instability or diplomatic developments which could affect investments in those countries.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although each Fund has no current intention of doing so, each Fund may seek Board authorization to engage in futures and options on futures transactions in accordance with its investment objective and policies.


Futures contracts are standardized exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The required initial margin is set by the exchange on which the contract is traded; although, the broker can require an increased amount. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract or option fluctuates.


Each Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts, for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent the Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management or speculative strategies, including gaining efficient exposure to markets and minimizing transaction costs. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Funds may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of each Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.


Futures contracts and options on futures contracts present the following risks:


- While a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures or related options transactions.


- Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained, and a Fund may be exposed to additional risk of loss.


- The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.


- Futures markets are highly volatile, and the use of futures may increase the volatility of each Fund's NAV.


- As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Fund.


- Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.


STOCK INDEX FUTURES CONTRACTS. Each Fund believes it may reduce the volatility inherent in its portfolio through the use of stock index futures contracts. (A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. No consideration is paid or received at the time the contract is entered into, only the good faith deposit described herein.) When Lord Abbett, our investment manager, anticipates a general decline in the sector of the stock market which includes our portfolio assets, we can reduce risk by hedging the effect of such decline on our ability to sell assets at best price or otherwise hedge a decision to delay the sale of portfolio securities.


The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract, except as otherwise described below. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in our portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of our portfolio. Thus, if we should sell futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the percentage of the portfolio value represented by the value of the futures position). Conversely, when we are in a strong cash position (for example, through substantial sales of our shares) and wish to invest the cash in anticipation of a rising market, we could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.


Stock Index Futures Contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, we have not entered into any futures contracts and have no present intent to do so. An established, regularly-quoted stock index for equities of the character in which we invest has not yet been established. If such an index is established and we actually use futures contracts, we will disclose such use in our Prospectus.


ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:


  - Domestic and foreign securities that are not readily marketable.


  - Repurchase agreements and time deposits with a notice or demand period of more than seven days.


  - Certain restricted securities, unless the Board of Directors determines, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid.


144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of each Fund's portfolio if qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.


INVESTMENT COMPANIES. Each Fund may invest in securities of other investment companies (including SPDRs, as defined below) subject to limitations prescribed by the Act (except that Small-Cap Value Series cannot rely on Sections 12(d)(1)(F) and (G)). These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will have investment objectives, policies and restrictions substantially similar to those of the Fund and will be subject to substantially the same risks.


Each Fund may, consistent with its investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust that has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500 Index. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price movement of the S&P 500 Index.

LENDING PORTFOLIO SECURITIES. Although each Fund has no current intention of doing so, each Fund may seek Board authorization to lend portfolio securities to registered broker-dealers. These loans, if and when made, may not exceed 30% of each Fund's total assets. Each Fund's loan of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means at least equal to the market value of the loaned securities. From time to time, each Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons.


By lending portfolio securities, each Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government securities or other forms of non-cash collateral are received. Each Fund will comply with the following conditions whenever it loans securities: (i) it must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) it must be able to terminate the loan at any time; (iv) it must receive reasonable compensation for the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) it may pay only reasonable fees in connection with the loan and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the right to vote the securities. Lending portfolio securities could result in a loss or delay in recovering a Fund's securities if the borrower defaults.


OPTIONS ON SECURITIES. A "call option" is a contract sold for a price (the "premium") giving its holder a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. Each Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase its income and to provide greater flexibility in the disposition of its portfolio securities. During the period of the option, each Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Fund may also enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. Each Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 5% of its gross assets at the time an option is written.


A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. A Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. Each Fund may write (sell) covered put options to the extent that cover for such options does not exceed 15% of the Fund's assets and the covered call options have an aggregate market value of less than 25% of the Fund's net assets.


The purchase and writing of options is a highly specialized activity that involves special investment risks. Options may be used for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the investment manager to manage future price fluctuations and the degree of correlation between the options and securities markets. If the investment manager is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and the Fund's portfolio securities, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund's transaction costs.


PREFERRED STOCK, WARRANTS AND RIGHTS. Each Fund may invest in preferred stock, warrants and rights. Each Fund may invest in rights and warrants to purchase securities, including warrants that are not listed on the New York Stock Exchange ("NYSE") or AMEX in an amount not to exceed 5% of the value of the Fund's gross assets. Each Fund will not invest more than 5% of its assets in warrants and not more than 2% of such value in warrants not listed on the NYSE or AMEX, except when they form a unit with other securities. As a matter of operating policy, each Fund will not invest more than 5% of its net assets in rights.


Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.


Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer, as the case may be. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date.


REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which each Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by each Fund have a total value in excess of the value of the repurchase agreement. Each Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit each Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.


The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Funds intend to limit repurchase agreements to transactions with dealers and financial institutions believed by Fund management to present minimal credit risks. The Funds will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.


SHORT SALES. Each Fund may make short sales of securities or maintain a short position, if at all times when a short position is opened each Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.


Short selling is speculative and involves greater risks than investing in stocks. Because short sales require the Fund to deliver the stock involved in the short sale at a price determined at the time the transaction was originally entered into, later increases in the price of such stock could result in significant losses to the Fund. Unlike stock investments, these losses could be significantly larger than the Fund's original investment in the transaction, could be potentially unlimited and may result from general market forces, such as a lack of stock available for short sellers to borrow for delivery, or improving conditions with a company. In addition, to replace the borrowed stock, the Fund may be required to pay a premium, which would increase the cost of the stock sold. A broker or other lender may request that the borrowed stock be returned on short notice, and if that occurs at a time when other short sellers of the security are receiving similar requests, a "short squeeze" can occur resulting in significant increases in the market price of a stock. As a result, the Fund may be required to replace the stock sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. In addition, occasionally a stock may have significant increases in value immediately upon the stock market opening, which can result in significant losses to short sellers, including the

Fund. The Fund may find it difficult to establish new short positions when in declining markets due to regulatory restrictions.


SHORT-TERM FIXED INCOME SECURITIES. Each Fund is authorized to invest temporarily in various short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against market declines. These securities include:


  - Obligations of the U.S. Government and its agencies and instrumentalities. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.


  - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.


  - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.


  - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.


  - Repurchase agreements collateralized by these securities. Repurchase agreements are arrangements involving the purchase of an obligation by a portfolio and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price.


                                     3.
                          MANAGEMENT OF THE FUND

The Company's Board of Directors is responsible for the management of the business and affairs of each Fund.

The following Director is the managing partner of Lord, Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302-3973. He has been associated with Lord Abbett for over five years and is an officer, director or trustee of twelve other Lord Abbett-sponsored funds.

*ROBERT S. DOW, Chairman and President. Age 56.
*Mr. Dow is an "interested person" as defined in the Act.

The following outside Director are also directors or trustees of the twelve other Lord Abbett-sponsored funds referred to above.

E. THAYER BIGELOW, DIRECTOR
Bigelow Media, LLC
717 Fifth Avenue, 26th Floor
New York, New York


Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 to 2000); Acting Chief Executive Officer of Courtroom
 Television Network (1997 - 1998). President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997). Currently serves as director of Crane Co. and Huttig Building Products Inc. Age 59.

WILLIAM H.T. BUSH, DIRECTOR
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of financial advisory firm of Bush-O'Donnell & Company (since 1986). Currently serves as director of Rightchoice Managed Care, Inc., Mississippi Valley Bancorp, DT Industries Inc., and Engineered Support Systems, Inc. Age 62.

ROBERT B. CALHOUN, JR., DIRECTOR
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners (since 1997) and President of The Clipper Group L.P., both private equity investment funds (since 1990). Currently serves as director of Avondale, Inc., and Interstate Bakeries Corp. Age 58.

STEWART S. DIXON, DIRECTOR
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon (since 1967). Age 70.

FRANKLIN W. HOBBS, DIRECTOR
720 Park Avenue, #8B
New York, New York

Chairman of Warburg Dillon Read (1999 - 2000); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997). Age 53.

C. ALAN MACDONALD, DIRECTOR
415 Round Hill Road
Greenwich, Connecticut

President of Club Management Co., LLC, consultants on golf development management (since 1999); Managing Director of The Directorship Group Inc., a consultancy in board management and corporate governance (1997-1999); General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1995-1997). Currently serves as director of Fountainhead Water Company, Careside, Inc., Lincoln Snacks, J.B. Williams Co., Inc. and Samco Funds, Inc. Samco Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Fund's Chairman and President and Managing General Partner of Lord Abbett. Age 67.

THOMAS J. NEFF, DIRECTOR
Spencer Stuart, U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, U.S., an executive search consulting firm (since
1976). Currently serves as director of Ace, Ltd. and Exult, Inc. Age 63.

COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the Directors/Trustees for the Company and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Funds for outside Directors. The third column sets forth information with respect to the benefits accrued by all Lord Abbett-sponsored funds for outside directors/trustees under the Funds' retirement plans, which were terminated effective October 31, 2000. The fourth column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee, but does not include amounts accrued under the third column. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.




                   FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2000

(1)                        (2)                       (3)                        (4)
                                                     Equity-Based               For Year Ended
                                                     Retirement Benefits        December 31, 2000
                                                     Accrued by the             Total Compensation
                           Aggregate                 Company and                Paid by the Funds
                           Compensation              Twelve Other Lord          and Twelve Other Lord
                           Accrued by                Abbett-sponsored           Abbett-sponsored
Name of Trustee            the Funds(1)              Funds(2)                   Funds(3)
---------------            -------------------       ----------------------     ----------------------
E. Thayer Bigelow            $2,958                    $19,491                    $60,000
William H.T. Bush            $2,983                    $16,396                    $60,500
Robert B. Calhoun, Jr.       $3,007                    $12,530                    $61,000
Stewart S. Dixon             $3,101                    $35,872                    $62,900
Franklin W. Hobbs*           none                      none                       none
C. Alan MacDonald            $2,933                    $29,308                    $59,500
Thomas J. Neff               $3,017                    $21,765                    $61,200


* Elected effective December 14, 2000.


(1) Outside directors/trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by each Fund to its outside directors/trustees may be deferred at the option of a director/trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of each Fund for later distribution to the directors/trustees. Effective November 1, 2000, each director/trustee received an additional annual $25,000 retainer, the full amount of which must be deferred under the equity-based plan. The amounts ultimately received by the directors/trustees under the equity-based plan will be directly linked to the investment performance of the Funds.


       The amounts of the aggregate compensation payable by the Growth Opportunities Fund as of November 30, 2000 deemed invested in fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $104; Mr. Bush, $23; Mr. Calhoun, $102; Mr. Dixon, $0; Mr. MacDonald, $0; and Mr. Neff, $85.


       The amounts of the aggregate compensation payable by the Large-Cap Series as of November 30, 2000 deemed invested in fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $2,007; Mr. Bush, $200;
       Mr. Calhoun, $1,515; Mr. Dixon, $569; Mr. MacDonald, $517; and Mr. Neff, $2,019.


       The amounts of the aggregate compensation payable by the Small-Cap Value Series as of November 30, 2000 deemed invested in fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $5,690; Mr. Bush, $493;
       Mr. Calhoun, $4,419; Mr. Dixon, $198; Mr. MacDonald, $604; and Mr. Neff, $4,939.


(2) The amounts in Column 3 were accrued by the Lord Abbett-sponsored funds for the 12 months ended October 31, 2000.

(3) The fourth column shows aggregate compensation, including directors'/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 2000, including fees directors/trustees have chosen to defer, but does not include amounts accrued under the equity-based plans and shown in Column 3.

             ---------------------------------------------------------

Except where indicated, the following executive officers of the Funds have been associated with Lord Abbett for over five years. Of the following, Messrs. Brown, Carper, Fetch, Hilstad, Hudson, McGruder, Morris, Salzmann, and Ms. Binstock are partners of Lord Abbett; the others are employees. None have received compensation from the Funds.

EXECUTIVE VICE PRESIDENT:

Robert P. Fetch, age 48;

W. Thomas Hudson, Jr. age 59;

Stephen J. McGruder, age 57;

Robert G. Morris, age 56;

Eli M. Salzmann, age 37 (with Lord Abbett since 1997, formerly a Portfolio Manager, Analyst at Mutual of America from 1996 to 1997, prior thereto Vice President at Mitchell Hutchins Asset Management);

VICE PRESIDENTS:

Joan A. Binstock, age 47 (with Lord Abbett since 1999, formerly Chief Operating Officer of Morgan Grenfell from 1996 to 1999, prior thereto Principal of Ernst & Young LLP);

Zane E. Brown, age 49;

Daniel E. Carper, age 49;

Kevin P. Ferguson, age 36 (with Lord Abbett since 1999, formerly Portfolio Manager/Senior Vice President at Lynch & Mayer);

Paul A. Hilstad, age 58, Vice President and Secretary;

Lawrence H. Kaplan, age 44 (with Lord Abbett since 1997, formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc. from 1995 to 1997);

Gregory M. Macosko, age 54 (with Lord Abbett since 1996, formerly an Equity Analyst and Portfolio Manager at Royce Associates);

A. Edward Oberhaus, III, age 41;

Tracie E. Richter, age 33 (with Lord Abbett since 1999, formerly Vice President
- Head of Fund Administration of Morgan Grenfell from 1998 to 1999, Vice President of Bankers Trust from 1996 to 1998, prior thereto Tax Associate of Goldman Sachs);

Christina T. Simmons, age 43 (with Lord Abbett since 1999, formerly Assistant General Counsel of Prudential Investments from 1998 to 1999, prior thereto Counsel of Drinker, Biddle & Reath LLP, a law firm, from 1985 to 1998);

TREASURER:

Francie W. Tai, age 35 (with Lord Abbett since 2000, formerly Manager of Goldman Sachs from 1997 to 2000, prior thereto Assistant Vice President of Bankers Trust from 1994 to 1997).

CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Company's Code of Ethics (the "Code") which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires, with limited exception, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of such Advisory Group.

                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of March 20, 2001, our officers and Directors, as a group, owned less than 1% of Growth Opportunities Fund, Large-Cap Series, and Small-Call Value Series. However, as of March 20, 2001, the ownership of the Large-Cap Series' outstanding Class P shares by Lord Abbett was 89%, which represents the initial investment for Class P of that Fund. It is anticipated that over time this percentage of ownership will decrease. As of March 20, 2001, other than Lord Abbett Distributor and other institutional broker-dealers for the benefit of their clients, the following shareholders owned more than 5% of a particular class of the Funds' outstanding shares:


GROWTH OPPORTUNITIES FUND
Merrill Lynch Trust                         Class P           96.9%
FBO R T G Furniture and Associates 401K
PO Box 30532, New Brunswick, NJ

SMALL-CAP VALUE SERIES
Harvey P. Berman                            Class P           94%
2266 Sherwood Dr.
S. Daytona, FL


                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER

As described under "Management" in the Prospectus, Lord Abbett is each Fund's investment manager. Of the general partners of Lord Abbett, the following are officers and/or directors of each Fund: Joan A. Binstock, Zane E. Brown, Daniel E. Carper, Robert S. Dow, Robert P. Fetch, Paul A. Hilstad, W. Thomas Hudson, Stephen J. McGruder, Robert G. Morris, and Eli
M. Salzmann. The other general partners are: Stephen I. Allen, John E.
Erard, Daria L. Foster, Robert I. Gerber, Michael B. McLaughlin, Robert J. Noelke, R. Mark Pennington and Christopher J. Towle. The address of each partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.

Under the Management Agreement between Lord Abbett and the Company, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month. These fees are allocated among the separate classes based on each Fund's average daily net assets. The annual rates for each Fund are as follows:

-   for the Growth Opportunities Fund, at an annual rate of .90 of 1%,

-   for the Large-Cap Series, at an annual rate of .75 of 1%,

-   for the Small-Cap Value Series, at an annual rate of .75 of 1%.

On behalf of the Growth Opportunities Fund, for the fiscal years ended November 30, 2000, 1999, and 1998, Lord Abbett waived a portion of the management fee. However, Lord Abbett anticipates that it will no longer extend this waiver. The management fee for the fiscal years ended November 30, 2000, 1999, and 1998, except for this waiver, would have amounted to $2,088,873, $159,804, and $16,316, respectively.


For the fiscal years ended November 30, 2000, 1999, and 1998, Lord Abbett received $2,153,563, $1,498,289, and $768,547, respectively, in management fees with respect to the Large-Cap Series.


For the fiscal years ended November 30, 2000, 1999, and 1998, Lord Abbett received $3,800,834, $3,562,324, and $4,270,210, respectively, in management fees with respect to Small-Cap Value Series.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors'/trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

Although not obligated to do so, Lord Abbett may waive all or a part of its management fees and/or may assume other expenses of the Funds.

PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN
The Bank of New York ("BNY"), 1 Wall Street, New York, New York, 10286, is each Fund's custodian. BNY may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Company in foreign countries and to hold cash and currencies for the Company. In accordance with the requirements of Rule 17f-5, each Fund's Board of Directors has approved arrangements permitting foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

TRANSFER AGENT
UMB, N.A., 928 Grand Blvd., Kansas City, Missouri, 64106, acts as the transfer agent and dividend disbursing agent for each Fund.

INDEPENDENT AUDITORS
Deloitte & Touche LLP, Two World Financial Center, New York, New York, 10281, are the independent auditors of each Fund and must be approved at least annually by the Board of Directors to continue in such capacity. Deloitte & Touche LLP performs audit services for the Funds, including the examination of financial statements included in the Funds' Annual Report to Shareholders.

                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Each Fund's policy is to obtain best execution on all portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, each Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, a Fund, if considered advantageous, makes a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, with the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett, with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services, at least some of which are useful to Lord Abbett, in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

When, in Lord Abbett's opinion, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of each Fund and/or shares of other Lord-Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to each Fund.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.

For the fiscal years ended November 30, 2000, 1999, and 1998, Growth Opportunities Fund paid total brokerage commissions on transactions of securities to independent broker-dealers of $669,965, $91,960, and $12,741, respectively.


For the fiscal years ended November 30, 2000, 1999, and 1998, Large-Cap Series paid total brokerage commissions on transactions of securities to independent broker-dealers of $513,463, $395,908, and $321,279, respectively.


For the fiscal years ended November 30, 2000, 1999, and 1998, Small-Cap Value Series paid total brokerage commissions on transactions of securities to independent broker-dealers of $1,257,104, $1,492,501, and $1,564,340, respectively.

                                       7.
                       CAPITAL STOCK AND OTHER SECURITIES

CLASSES OF SHARES. Each Fund offers investors different classes of shares in this Statement of Additional Information. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as a fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter is substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

The Funds' By-Laws provide that the Funds shall not hold an annual meeting of stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of a Fund's outstanding shares and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors of the Funds.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" as a program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a mutual fund wrap fee program). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to each Fund a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a special retirement wrap program.

CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in each Fund's prospectus.

CONVERSIONS OF CLASS B SHARES. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay that Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described in each Fund's prospectus.

CLASS P SHARES. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan, applicable to the Class P shares, is described in the prospectus of each Fund which offers Class P shares. Class P shares are available to a limited number of investors.

RULE 12B-1 PLANS
CLASS A, B, C, AND P. As described in each Fund's Prospectus, each Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the four Fund classes: the "A Plan," the "B Plan," the "C Plan," and the "P Plan," respectively. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that each Plan will benefit its respective class and such class' shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Lord Abbett uses amounts received under each Plan as described in the Prospectus and for payments to dealers for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Funds.

Each Plan requires the Board of Directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the directors, including a majority of the outside directors. Each Plan may be terminated at any time by vote of a majority of the outside directors or by vote of a majority of its class' outstanding voting securities.

CONTINGENT DEFERRED SALES CHARGES. A Contingent Deferred Sales Charge ("CDSC") applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and Class C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.

CLASS A SHARES. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored fund within a period of 24 months from the end of the month in which the original sale occurred.

CLASS B SHARES. As stated in the Prospectus, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to each Fund in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the Day on                    Contingent Deferred Sales Charge
Which the Purchase Order Was Accepted        on Redemptions (As % of Amount Subject to Charge)
Before the 1st                               5.0%
On the 1st, before the 2nd                   4.0%
On the 2nd, before the 3rd                   3.0%
On the 3rd, before the 4th                   3.0%
On the 4th, before the 5th                   2.0%
On the 5th, before the 6th                   1.0%
On or after the 6th anniversary              None

In the table, an "anniversary" is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES. As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to the Funds on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the fund of original purchase on behalf of this Fund's Class C shares.

GENERAL. The percentage (1% in the case of Class A and Class C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A shares purchased pursuant to a special retirement wrap program, no CDSC is payable on redemptions that continue as investments in another fund participating in the program. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with mandatory distribution under 403(b) plans and IRAs and (iii) in connection with death of the shareholder. In the case of Class A and Class C shares, the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of your account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and Class C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares which, together with exchanged shares, have been held continuously for 24 months from the end of the month in that the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors that you should discuss with your financial adviser. A Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The two most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in a Fund. We used the sales charge rates that generally apply to Class A, Class B, and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary based on that Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them for one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000, that are expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or Class C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.

INVESTING FOR THE LONGER TERM. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under each Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time and should not be relied on as rigid guidelines.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Services for Fund Investors" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject.

HOW DO PAYMENTS AFFECT MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for a Fund and Class C shareholders.

                                       8.
                             PURCHASES, REDEMPTIONS
                                   AND PRICING

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions," respectively.

We calculate a Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked price, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our directors/trustees, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors," "trustees," and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors," "our trustees," and "employees of Lord Abbett" also include retired directors, trustees, employees and other family members thereof.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (f) through Retirement Plans with at least 100 eligible employees, (g) in connection with a merger, acquisition or other reorganization, and (h) through a "special retirement wrap program" sponsored by an authorized institution having one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a mutual fund wrap program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plan. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or a Fund has business relationships.

The maximum offering price of Class A shares of each Fund on November 30, 2000 was computed as follows:

                                                        Small-Cap   Growth
                                            Large-Cap   Value       Opportunities
                                            ---------   ---------   -------------
Net asset value per share (net assets
divided by shares outstanding)              $26.83      $19.60      $19.17

Maximum offering price per share
(net asset value divided by .9425)          $28.47      $20.80      $20.34

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), or (iii) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus accounts and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMFs have the same right to exchange their shares for the corresponding class of each Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received in proper form prior to the close of the NYSE. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds that are eligible for the exchange privilege, except LASF . The exchange privilege will not be available with respect to any otherwise "Eligible Funds," the shares of which at the time are not available to new investors of the type requesting the exchange.

The other funds and series that participate in the Telephone Exchange Privilege [except (a) GSMMF, (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the "Non-12b-1 Funds")] have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord
Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett-sponsored funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF that are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

LETTER OF INTENTION. Under the terms of the Letter of Intention as described in the Prospectus you may invest $100,000 or more over a 13-month period in shares of a Lord Abbett-sponsored fund (other than shares of LASF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge). Shares currently owned by you are credited as purchases (at their current offering prices on the date the Letter is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the public offering price, reach a level eligible for a discounted sales charge for Class A shares.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of
21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLANS. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       9.
                              TAXATION OF THE FUND

Each Fund intends to elect and to qualify for special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it so qualifies, each Fund (but not its shareholders) will be relieved of federal income taxes on the amount it timely distributes to shareholders. If in any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates.

Each Fund contemplates declaring as dividends substantially all of its net investment income. Dividends paid by each Fund from its ordinary income and distributions of its net realized short-term capital gains are taxable to its shareholders as ordinary income from dividends. Distributions paid by a Fund from its net realized long-term capital gains are taxable to shareholders as capital gains, regardless of the length of time the shareholder has owned Fund shares. All dividends are taxable to shareholder whether received in cash or reinvested in Fund shares. Each Fund will send its shareholders annual information concerning the tax treatment of dividends and other distributions.

Upon sale, exchange or redemption of shares of a Fund, a shareholder will recognize short- or long-term capital gain or loss, depending upon the shareholder's holding period in the Funds' shares. However, if a shareholder's holding period in his shares is six months or less, any capital loss realized from a sale or exchange of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gains dividends" received with respect to such shares. The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year.

Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

Some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the applicable Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he is not otherwise subject to backup withholding.

The writing of call options and other investment techniques and practices which the Funds may utilize may affect the character and timing of the recognition of gains and losses. Such transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

Each Fund may be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that Fund's shareholders who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by a Fund.

Each Fund will also be subject to a 4% non-deductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis each calendar year. The Funds intend to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by each Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations. Corporate shareholders must have held their shares in a Fund for more than 45 days to qualify for the deduction on dividends paid by a Fund.

Gain and loss realized by the Funds on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gain or loss is attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gain and will be reduced by the net amount, if any, of such foreign exchange loss.

If a Fund purchases shares in certain foreign investment entities called "passive foreign investment companies," the Fund may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Funds in respect of deferred taxes arising from such distributions or gains. If the Fund were to make a "qualified electing fund" election with respect to its investment in a passive foreign investment company, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Funds. Alternatively, if the Fund were to make a "mark-to-market" election with respect to an investment in a passive foreign investment company, gain or loss would be considered realized at the end of each taxable year of the Fund, even if the Fund continued to hold the investment, and would be treated as ordinary income or loss to the Fund.

The foregoing discussion relates solely to United States federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the United States and foreign tax consequences of the ownership of shares of the Funds, including the applicable rate of United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes.

The tax rules of various states of the United States and their local jurisdictions with respect to distributions from the Fund can differ from the U.S. federal income tax rules described above. Each shareholder should consult his tax adviser as to the state and local consequences of an investment in the Fund.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the exclusive underwriter for the Funds. The Company has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years, Lord Abbett, as the Funds' principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:


                            GROWTH OPPORTUNITIES FUND
                             YEAR ENDED NOVEMBER 30

                                    2000             1999           1998
                                    ----             ----           ----
Gross sales charge                  $3,568,415       $809,755       $ 29,725
Amount allowed to dealers           $3,042,521       $687,962       $ 25,363
                                    ----------       --------       --------
Net commissions received
by Lord Abbett                      $  525,894       $121,793       $  4,362
                                    -----------      --------       --------



                                LARGE-CAP SERIES
                             YEAR ENDED NOVEMBER 30,

                                    2000             1999           1998
                                    ----             ----           ----
Gross sales charge                  $1,066,737       $1,988,420     $1,508,922
Amount allowed to dealers           $  901,592       $1,696,099     $1,294,173
                                    ----------       ----------     ----------
Net commissions received
by Lord Abbett                      $  165,145       $  292,321     $  214,749
                                    ----------       ----------     ----------


                             SMALL-CAP VALUE SERIES
                             YEAR ENDED NOVEMBER 30

                                    2000             1999           1998
                                    ----             ----           ----
Gross sales charge                  $   479,114      $392,031       $3,448,187
Amount allowed to dealers           $   408,431      $335,370       $2,980,530
                                    -----------      --------       ----------
Net commissions received
by Lord Abbett                      $    70,683      $ 56,661       $  467,657
                                        -----------      --------       ----------

                                       11.
                                   PERFORMANCE

Each Fund computes the average annual compounded rate of total return for each class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to each Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to each Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the computation method described above the following table indicates the average annual compounded rates of total return for each Fund, per Class, for one, five, ten, or since inception where applicable. Past performance is not indicative of future results.

                                                               SINCE
                             1 YEAR    5 YEAR    10 YEAR    INCEPTION
                             ------    ------    -------    ---------
Growth Opportunities Fund
Class A shares               -3.30%    20.36%     -          19.37% (08/01/95)
Class B shares               -3.04%     -         -          32.19% (10/16/98)
Class C shares                0.96%     -         -          31.55% (10/19/98)
Class P shares                 -        -         -          -10.47% (8/15/00)

Large-Cap Series
Class A shares                5.30%    16.16%     -          17.01% (06/03/92)
Class B shares                6.05%     -         -          17.68% (08/01/96)
Class C shares               10.12%     -         -          15.97% (04/01/97)
Class P shares               11.84%     -         -          11.74% (04/28/99)

Small-Cap Value Series
Class A shares               18.20%     -         -          15.07% (12/13/95)
Class B shares               19.71%     -         -          13.10% (11/15/96)
Class C shares               23.71%     -                    12.03% (04/01/97)
Class P shares               25.46%     -         -          13.18% (06/23/99)


These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than his or her original cost. Therefore, there is no assurance that this performance will be repeated in the future.

Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, each Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, or other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS

The financial statements for the fiscal year ended November 30, 2000 with respect to the Growth Opportunities Fund, Large-Cap Series, and Small-Cap Value Series, and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 2000 Annual Report to Shareholders of Lord Abbett Research Fund, Inc., are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

LORD ABBETT
RESEARCH FUND

GROWTH OPPORTUNITIES FUND


LARGE-CAP SERIES


SMALL-CAP VALUE SERIES

[GRAPHIC]

APRIL 1, 2001

PROSPECTUS
CLASS Y SHARES


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Only Class Y shares of the Large-Cap Series and the Small-Cap Value Series are available in all states. Please call 800-821-5129 for further information.

                               TABLE OF CONTENTS


                                    THE FUNDS                               Page

            Information about the    Growth Opportunities Fund                2
   goal, principal strategy, main    Large-Cap Series                         5
      risks, performance and fees    Small-Cap Value Series                   8
                     and expenses

                                 YOUR INVESTMENT

         Information for managing    Purchases                                11
                your Fund account    Redemptions                              12
                                     Distributions and Taxes                  12
                                     Services For Fund Investors              13
                                     Management                               13

                              FOR MORE INFORMATION

                How to learn more    Other Investment Techniques              15
                  about the Funds    Glossary of Shaded Terms                 16
                                     Recent Performance                       17

                              FINANCIAL INFORMATION

            Financial highlights,    Growth Opportunities Fund                19
   line graph comparisons of each    Large-Cap Series                         21
     Fund and broker compensation    Small-Cap Value Series                   23

      How to learn more about the    Back Cover
Funds and other Lord Abbett Funds

                                                       GROWTH OPPORTUNITIES FUND

                                   THE FUNDS


GOAL


     The Fund's investment objective is capital appreciation.


PRINCIPAL STRATEGY


     To pursue this goal, we invest primarily in common stocks of mid-sized companies with market capitalizations between $1 billion and $10 billion. The Fund uses a growth style of investing, which means that we favor companies that show the potential for strong revenue and earnings growth. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities. These securities may include common stocks, convertible bonds, convertible preferred stocks, warrants of companies and American Depository Receipts.


     Typically, in choosing stocks, we look for mid-sized companies using:


     - QUANTITATIVE RESEARCH to identify companies with superior growth possibilities


     - FUNDAMENTAL RESEARCH to identify companies likely to produce superior returns over a two to five year period, by analyzing the dynamics in each company within its industry and within the economy.


     While typically fully invested, at times the Fund may invest temporarily in short-term fixed income securities such as U.S. Government obligations, bank certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


MAIN RISKS


     The Fund is subject to the general risks and considerations associated with equity investing. The value of your investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests.


     The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. Growth companies may grow faster than other companies which may result in more volatility in their stock prices. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market.


     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money in the Fund.

[SIDENOTE]

WE OR THE FUND refers to the Lord Abbett Growth Opportunities Fund ("Growth Opportunities Fund"), a portfolio of Lord Abbett Research Fund, Inc. (the "Company").

ABOUT THE FUND. This Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results. GROWTH STOCKS exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level, but also tend to be more volatile than bargain stocks.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Funds and their risks.



2  The Funds

                                                       Growth Opportunities Fund

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

Bar Chart (per calendar year) - Class Y Shares

[BAR CHART]

[PLOT POINTS]

1999    58.6%
2000    -3.6%

BEST QUARTER          4th Q '99           46.4%
WORST QUARTER         2nd Q '00           -8.8%

     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of broad-based securities market and more narrowly based securities market indices.


Average Annual Total Returns Through December 31, 2000


SHARE CLASS                                         1 YEAR      SINCE INCEPTION(1)
Class Y shares                                      -3.55%          39.37%
Russell Mid-Cap Growth Index(2)                    -11.75%          23.25%(3)
Russell Mid-Cap Index(2)                             8.25%          17.53%(3)
S&P Mid-Cap 400 Index(2)                            17.51%          23.73%(3)


(1)  The date of inception for Class Y shares is 10/15/98.


(2) Performance for the unmanaged indices does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.


(3) This represents total return for the period 10/31/98 - 12/31/00, to correspond with Class Y inception date.



                                                                    The Funds  3

                                                       Growth Opportunities Fund

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table

                                                                         CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                                                 none
Maximum Deferred Sales Charge                                              none
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")                                        0.90%
Other Expenses                                                            0.33%
Total Operating Expenses                                                  1.23%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SHARE CLASS                1 YEAR           3 YEARS           5 YEARS         10 YEARS
Class Y shares              $125             $390             $676            $1,489

[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. ("Lord Abbett") for the Fund's investment management.


LORD ABBETT WAIVED A PORTION OF ITS MANAGEMENT FEE AND SUBSIDIZED A PORTION OF THE OTHER EXPENSES. FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2000, THE TOTAL OPERATING EXPENSE RATIO WITH THE FEE WAIVER FOR CLASS Y SHARES IS 1.11% OF AVERAGE NET ASSETS. HOWEVER, LORD ABBETT ANTICIPATES THAT IT WILL NO LONGER CONTINUE THIS WAIVER.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.


4  The Funds

                                                                LARGE-CAP SERIES

GOAL


     The Fund's investment objective is growth of capital and growth of income consistent with reasonable risk.


PRINCIPAL STRATEGY


     To pursue this goal, the Fund purchases equity securities of large, seasoned, U.S. and multinational companies that we believe are undervalued. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of these companies. These securities may include common stocks, convertible bonds, convertible preferred stocks and warrants. The Fund chooses stocks using:


     - QUANTITATIVE RESEARCH to identify stocks we believe represent the best bargains


     - FUNDAMENTAL RESEARCH to learn about a company's operating environment, resources and strategic plans and to assess its prospects for exceeding earnings expectations


     - BUSINESS CYCLE ANALYSIS to determine how buying or selling securities changes our overall portfolio's sensitivity to interest rates and economic conditions.


     The Fund is intended for investors looking for long-term growth with low fluctuations in market value. For this reason, we will forgo some opportunities for gains when, in our judgment, they are too risky. The Fund tries to keep its assets invested in securities selling at reasonable prices in relation to value.


     While there is the risk that an investment may never reach what we think is its full value, or may go down in value, our emphasis on large, seasoned company value stocks may limit our downside risk because value stocks in theory are already underpriced, and large, seasoned company stocks tend to be less volatile than small company stocks.


     We generally sell a stock when we think it is no longer a bargain, seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or falls short of our expectations.


     While typically fully invested, at times, the Fund may invest temporarily in short-term fixed income securities such as U.S. Government obligations, bank certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


MAIN RISKS


     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Large value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.


     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money in the Fund.


[SIDENOTE]

WE OR THE FUND refers to the Large-Cap Series, a portfolio or series of Lord Abbett Research Fund, Inc. (the "Company").


ABOUT THE FUND. The Fund is a professionally managed portfolio of securities purchased with the pooled money of investors. The Fund strives to reach its stated goals, although as with all mutual funds, it cannot guarantee results.


LARGE COMPANIES are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.


SEASONED COMPANIES are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy high liquidity in the market.


VALUE STOCKS are stocks of companies that appear under-priced according to certain financial measurements of their intrinsic worth or business prospects.


GROWTH STOCKS are stocks that exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level. They also tend to be more volatile than bargain stocks.


You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Funds and their risks.



                                                                    The Funds  5

                                                              LARGE-CAP SERIES

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

BAR CHART (PER CALENDAR YEAR) - CLASS Y SHARES

[BAR CHART]

[PLOT POINTS]

2000     16.0%

BEST QUARTER                      3rd Q '00           9.5%
WORST QUARTER                     2nd Q '00          -2.0%

     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests.


AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2000

SHARE CLASS                                             1 YEAR      SINCE INCEPTION(1)
Class Y shares                                          15.96%          12.36%
S&P 500-Registered Trademark- Index(2)                  -9.10%           0.53%(3)
S&P Barra Value Index(2)                                 6.08%           4.16%(3)


(1) The date of inception for Class Y shares is 5/4/99.


(2) Performance for the unmanaged indices does not reflect fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.


(3) This represents total return for the period 4/30/99 - 12/31/00, to correspond with Class Y inception date.



6  The Funds

                                                             LARGE-CAP SERIES

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

FEE TABLE
                                                                                   CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                                                          none
Maximum Deferred Sales Charge                                                       none
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")                                                  0.75%
Other Expenses                                                                      0.40%
Total Operating Expenses                                                            1.15%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SHARE CLASS                1 YEAR           3 YEARS           5 YEARS         10 YEARS
Class Y shares              $117              $365              $633            $1,398


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.


                                                                    The Funds  7

                                                         SMALL-CAP VALUE SERIES

GOAL


     The Fund's investment objective is long-term capital appreciation.


PRINCIPAL STRATEGY


     To pursue this goal, the Fund invests in smaller, less well-known companies with market capitalizations of less than $2 billion that we believe the market undervalues. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of these companies. These securities may include common stocks, convertible bonds, convertible preferred stocks, warrants of companies and American Depository Receipts. The Fund chooses stocks using:


     - QUANTITATIVE RESEARCH to identify stocks we believe represent the best bargains. As part of this process, we may look at the price of a company's stock in relation to book value, a company's sales, the value of its assets, its earnings and cash flow


     - FUNDAMENTAL RESEARCH to evaluate a company's operating environment, resources and strategic plans and to assess its prospects for exceeding earnings expectations.


     We generally sell a stock when we think it is no longer a bargain, seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or falls short of our expectations.


     This Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for attractive potential long-term returns.


     While typically fully invested, at times, the Fund may invest temporarily in short-term fixed income securities such as U.S. Government obligations, bank certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


MAIN RISKS


     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.


     Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may have less experienced management and unproven track records. They may rely on limited product lines and have limited financial resources. Small company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in the prices of small company stocks, subjecting them to greater price fluctuations than larger company stocks.


     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money in the Fund.


[SIDENOTE]


WE OR THE FUND refers to the Small-Cap Value Series, a portfolio or series of Lord Abbett Research Fund, Inc. (the "Company").


ABOUT THE FUND. This Fund is a professionally managed portfolio of securities purchased with the pooled money of investors. The Fund strives to reach its stated goals, although as with all mutual funds, it cannot guarantee results.


SMALL COMPANIES often are younger and less well-established, with a potential to be faster-growing but often more volatile than large companies.


LARGE COMPANIES are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.


VALUE STOCKS are stocks of companies that appear under-priced according to certain financial measurements of their intrinsic worth or business prospects.


GROWTH STOCKS are stocks that exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level. They also tend to be more volatile than bargain stocks.


You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Funds and their risks.



8  The Funds

                                                      SMALL-CAP VALUE SERIES

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

BAR CHART (PER CALENDAR YEAR) - CLASS Y SHARES

[BAR CHART]

[PLOT POINTS]

1998        -7.2%
1999         8.6%
2000        33.9%

BEST QUARTER                      2nd Q '99            23.1%
WORST QUARTER                     3rd Q '98           -24.1%

     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of a broad-based securities market index.

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2000


SHARE CLASS                                        1 YEAR     SINCE INCEPTION(1)
Class Y shares                                     33.94%          10.77%
Russell 2000 Index(2)                              -3.02%           4.65%(3)


(1)  The date of inception for Class Y shares is 12/30/97.


(2) Performance for the unmanaged index does not reflect fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.


(3) This represents total return for the period 12/31/97 - 12/31/00, to correspond with Class Y inception date.



                                                                    The Funds  9

                                                        SMALL-CAP VALUE SERIES

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

FEE TABLE
                                                                                   CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                                                          none
Maximum Deferred Sales Charge                                                       none
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")                                                  0.75%
Other Expenses                                                                      0.48%
Total Operating Expenses                                                            1.23%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SHARE CLASS                1 YEAR           3 YEARS           5 YEARS         10 YEARS
Class Y shares              $125             $390              $676            $1,489


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.


10  The Funds

                               YOUR INVESTMENT

PURCHASES

     CLASS Y SHARES. You may purchase Class Y shares at the net asset value ("NAV") with no sales charge. Our shares are continuously offered. The offering price is based on NAV per share next determined after we receive your order submitted in proper form. We reserve the right to withdraw all or part of the offering made by this prospectus, or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.


     WHO MAY INVEST? Eligible purchasers of Class Y shares include: (1) certain authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (a) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our Class Y shares, in particular investment products made available for a fee to clients of such entities, or (b) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients ("Mutual Fund Fee Based Programs"); (2) the trustee or custodian under any deferred compensation, or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisers on a private-advisory-account basis; (3) institutional investors, such as retirement plans, companies, foundations, trusts, endowments and other entities where the total amount of assets which could potentially be invested exceeds $50 million, that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail securities business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.


     HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our exclusive selling agent. Place your order with your investment dealer or send the money to the Fund you selected (P.O. Box 219100, Kansas City, Missouri 64121). The minimum initial investment is $1 million except for a Mutual Fund Fee Based Program, which has no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor which reserves the right to reject any order.

     BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by a Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

     BUYING SHARES BY WIRE. To open an account, call 800-821-5129 Ext. 34028, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: UMB, N.A., Kansas City, Routing number - 101000695, bank account number: 9878002611, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund of your choice, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: UMB, N.A., Kansas City,
[SIDENOTE]
IT IS CURRENTLY ANTICIPATED THAT NO LATER THAN JUNE 30, 2001, THE SMALL-CAP VALUE SERIES (CLASS Y) WILL NOT BE AVAILABLE FOR PURCHASE BY NEW INVESTORS OTHER THAN THROUGH DISCRETIONARY MUTUAL FUND FEE BASED PROGRAMS CURRENTLY OFFERING SHARES OF THE FUND AND CERTAIN QUALIFIED RETIREMENT PLANS. QUALIFIED PLANS CURRENTLY OFFERING SHARES OF THE FUND AS AN INVESTMENT OPTION MAY OPEN NEW PARTICIPANT ACCOUNTS. OTHER QUALIFIED PLANS THAT ARE CONSIDERING THE FUND AS AN INVESTMENT OPTION SHOULD CONTACT THE DISTRIBUTOR OF THE FUND, LORD ABBETT DISTRIBUTOR, LLC, FOR APPROVAL. INVESTORS SHOULD NOTE, HOWEVER, THAT THE FUND RESERVES THE RIGHT TO REFUSE ANY ORDER THAT MIGHT DISRUPT THE EFFICIENT MANAGEMENT OF THE FUND.


NAV per share for the Fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern Time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board of Directors of the Funds.


LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.


                                                             Your Investment  11
routing number - 101000695, bank account number: 9878002611, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your account number and your name.


REDEMPTIONS

     BY BROKER. Call your investment professional for directions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative can call the Funds at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

     Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, each Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     BY WIRE. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 800-821-5129 Ext. 34028, Institutional Trading Dept. (minimum wire:
     $1,000). Your wire redemption request must be received by the Fund before the close of the NYSE for money to be wired on the next business day.

DISTRIBUTIONS AND TAXES

     Each Fund expects to pay dividends from its net investment income as follows: semi-annually, for the Large-Cap Series; and annually, for Growth Opportunities Fund and Small-Cap Value Series. Each Fund distributes its net capital gains (if any) as "capital gains distributions" on an annual basis.


     Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. Effective June 1, 2001 with respect to distributions payable on or after November 1, 2000 on accounts other than those held in the name of your dealer, if you instruct the Fund to pay distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. Similarly, any checks representing distributions payable prior to November 1, 2000 and remaining outstanding as of June 1, 2001 will be reinvested in shares of the Fund after June 1, 2001. No interest will accrue on checks while they remain uncashed, before they are reinvested, or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.


     For federal income tax purposes, each Fund's income dividends and short-term capital

[SIDENOTE]

ELIGIBLE GUARANTOR is any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.


12  Your Investment
     gains distributions are taxable to you as ordinary income. Distributions from the Fund's net long-term capital gains are taxable as long-term capital gains in the year of receipt.


     The tax status of distributions, including net long-term capital gains, is the same for all shareholders regardless of how long they have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption or exchange of Fund shares may be taxable to the shareholder.

     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.


     Information concerning the tax treatment of distributions, including the source of dividends and distributions of capital gains by each Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state and local tax rules that apply to you, as well as the tax consequences of gains or losses from the redemption or exchange of your shares.

SERVICES FOR FUND INVESTORS
AUTOMATIC SERVICES

     We offer the following shareholder services:

     TELEPHONE EXCHANGE PRIVILEGE. Class Y shares may be exchanged without a service charge for Class Y shares of any Eligible Fund among the Lord Abbett-sponsored funds.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the Funds.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Funds at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

MANAGEMENT

     The Funds' investment adviser is Lord, Abbett & Co., located at 90 Hudson St., Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $35 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

     Under the Management Agreement between Lord Abbett and the Company, each Fund is obligated to pay Lord Abbett a monthly fee based on each Fund's average daily net assets for each month as follows: .90 of 1% for Growth Opportunities Fund; and .75 of 1% for Large-Cap Series and Small-Cap Value Series. For the fiscal year ended November 30, 2000, Lord Abbett waived a portion of its management fee and subsidized a portion of the other expenses. However, Lord Abbett anticipates that it will no longer continue these waivers. Each Fund pays all expenses not expressly assumed by Lord Abbett.


[SIDENOTE]

EXCHANGE LIMITATIONS. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges and similar trading practices can disrupt management of the Funds and raise expenses. Accordingly, each Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Funds also may revoke the privilege for all shareholders upon 60 days' written notice. In addition, as stated under "Purchases," the Funds reserve the right to reject any purchase order, including purchase orders from shareholders whose trading has been or may be disruptive to the Funds.

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. Each Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.


                                                             Your Investment  13

     INVESTMENT MANAGERS. Lord Abbett uses teams of investment managers and analysts acting together to manage the Funds' investments.


     LARGE-CAP SERIES. The senior members of the team are: Thomas Hudson Jr., Robert G. Morris, and Eli M. Salzman, each a Partner of Lord Abbett. Messrs. Hudson and Morris have been with Lord Abbett for more than 5 years. Mr. Salzman joined Lord Abbett in 1997; and previously he was a Vice President with Mutual of America Capital Corp. from 1996 to 1997 and a Vice President with Mitchell Hutchins Asset Management, Inc. from 1991 to 1996.


     GROWTH OPPORTUNITIES FUND. The senior members of the team include Kevin P. Ferguson, Stephen J. McGruder and Frederic D. Ohr. Mr. Ferguson joined Lord Abbett in 1999. Before joining Lord Abbett, Mr. Ferguson was a Portfolio Manager/Senior Vice President at Lynch & Mayer, Inc. Mr. McGruder, Partner of Lord Abbett, has been with Lord Abbett since 1995. Before joining Lord Abbett, Mr. McGruder served as Vice President of Wafra Investment Advisory Group, a private investment company. Mr Ohr joined Lord Abbett in 1998. Before joining Lord Abbett, Mr. Ohr was a Vice President and Senior Analyst with Chase Asset Management.


     SMALL-CAP VALUE SERIES. Robert P. Fetch, Partner of Lord Abbett, heads the Fund's team, the other senior member of which is Gregory M. Macosko. Mr. Fetch joined Lord Abbett in 1995. Before joining Lord Abbett, Mr. Fetch was a Managing Director of Prudential Investment Advisors. Mr. Macosko joined Lord Abbett in 1996. Before joining Lord Abbett, Mr. Macosko was an Equity Analyst with Royce Associates.



14  Your Investment

                              FOR MORE INFORMATION

OTHER INVESTMENT TECHNIQUES

     This section describes some of the investment techniques that might be used by the Funds and their risks.

     ADJUSTING INVESTMENT EXPOSURE. Each Fund will be subject to the risks associated with investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which offset changes in security prices, interest rates, currency exchange rates, commodity prices and other factors. These strategies may involve buying or selling derivative instruments, such as options and futures contracts, swap agreements including interest rate swaps, caps, floors, collars and rights and warrants. Each Fund may use these transactions to change the risk and return characteristics of its portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in a loss if the counterparty to a transaction does not perform as promised.

     CONVERTIBLE SECURITIES. Each Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities but tend to be less volatile and produce more income than their underlying common stocks.

     DEBT SECURITIES. Each Fund may invest in debt securities such as bonds, debentures, government obligations, commercial paper and pass-through instruments. When interest rates rise, prices of these investments are likely to decline, and when interest rates fall, prices tend to rise. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund.

     DEPOSITORY RECEIPTS. Each Fund may invest in sponsored and unsponsored American Depository Receipts ("ADRs") and similar depository receipts. ADRs, typically issued by a financial institution (a "depository"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depository. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States.

     EQUITY SECURITIES. These include common stocks, preferred stocks, convertible securities, convertible preferred securities, warrants and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a corporation. Although equity securities have a history of long-term growth in their value, their prices fluctuate based on changes in a company's financial condition and on market and economic conditions.

     FOREIGN SECURITIES. Each Fund may invest up to 10% of its net assets in foreign securities that are primarily traded outside the United States. Foreign markets may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to higher price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.


     OPTIONS TRANSACTIONS. Each Fund may purchase and write put and call options on equity securities or stock indices that are traded on national securities exchanges.



                                                        For More Information  15

     A "call option" is a contract sold for a price giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. Each Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase its income and to provide greater flexibility in the disposition of its portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Each Fund may write only covered put options to the extent that cover for such options does not exceed 25% of the Fund's net assets. A Fund will not purchase an option if, as a result of such purchase, more than 20% of its net assets would be invested in premiums for such options.


     RISKS OF OPTIONS TRANSACTIONS. Each Fund's transactions, if any, in options involve additional risk of loss. Loss may result from a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these investment techniques also involves the risk of loss if Lord Abbett is incorrect in its expectation of fluctuations in securities prices.


     WHEN-ISSUED OR DELAYED DELIVERY TRANSACTIONS. Each Fund may purchase or sell securities with payment and delivery taking place as much as a month or more later. A Fund would do this in an effort to buy or sell the securities at an advantageous price and yield. The securities involved are subject to market fluctuation, and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, their market value may be less than the purchase price. Also, if the Fund commits a significant amount of assets to when-issued or delayed delivery transactions, it may increase the volatility of the Fund's net asset value. A Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

GLOSSARY OF SHADED TERMS

     ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund offering Class Y shares.

     LEGAL CAPACITY. This term refers to the authority of an individual to act on behalf of an entity or other person(s). For example, if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.


     To give another example, if a redemption request were to be made on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on behalf of the Corporation, because she is the president of the corporation, the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see examples in right column).

     MUTUAL FUND FEE BASED PROGRAM. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (1) have an arrangement with Lord Abbett Distributor in accordance with certain standards


[SIDENOTE]

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

-   In the case of the estate -

ROBERT A. DOE
EXECUTOR OF THE ESTATE OF
JOHN W. DOE

[Date]

[GRAPHIC]

-   In the case of the corporation -
    ABC Corporation

MARY B. DOE

By Mary B. Doe, President

[Date]

[GRAPHIC]


16  For More Information
     approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such entities, or (2) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

RECENT PERFORMANCE

     The following is a discussion of performance for the twelve month period ending November 30, 2000.


     GROWTH OPPORTUNITIES FUND. The Fund completed its fiscal year on November 30, 2000 with a net asset value of $19.17 per Class A share versus $18.89 on November 30, 1999. The Fund's total return over the same period was 2.6%.*

     The period from November 30, 1999 through November 30, 2000 can be characterized as one of extremes. From December 1999 through March 2000, many technology and biotech stocks soared to all-time highs as investors became enthralled with advances in computing power and the promise of the Internet-driven "new economy." Sensing that valuations were approaching unsustainable levels, we made a decision at the beginning of the period to reduce our technology weightings in anticipation of a valuation "correction" or downturn. Although momentum investors enjoyed significant price gains in the first half of the year, this move eventually proved to be prudent as the market experienced a sharp correction in April and May. Punctuated by a brief fall rally, this valuation correction transformed into a "business fundamentals" correction in the second half of the period as numerous technology companies preannounced earnings shortfalls and companies with weak business models, including many dotcoms, closed their doors. During this volatile period, stocks of mid-sized growth companies (represented by the Russell Midcap Growth Index) outperformed the stocks of both larger growth companies (represented by Russell 1000 Growth Index) and smaller growth companies (represented by the Russell 2000 Growth Index).

     While the segment as a whole, as represented by the Russell Midcap Growth Index, was down 1.7% for the period, the Lord Abbett Growth Opportunities Fund outperformed its benchmark, increasing 2.6%. Stocks of healthcare companies contributed greatly to this outperformance, as the 1999 trend toward government and managed care-mandated price reductions began to reverse. Indeed, the prospect of a more favorable federal and state legislative environment for healthcare, along with biotech advances such as human genome mapping, have created what many people refer to as the best healthcare investing environment in over 20 years. Our substantial holdings in the energy sector also bolstered the Fund's performance as strong oil and natural gas prices created a positive environment for companies that sponsor and facilitate energy exploration.

     Conversely, the technology sector detracted from the Fund's performance for the period, despite our underweighting. Although we only held the stocks of technology companies that met our stringent fundamental criteria - such as experienced management, healthy balance sheets and sustainable competitive advantages - many of these stocks still performed poorly due to the relative collapse of the sector. Nonetheless, we are optimistic about the long-term promise of many technology companies which should benefit from the increase in consumer access to broadband, as well as numerous B to B possibilities that have yet to be exploited.



     *TOTAL RETURN IS THE PERCENT CHANGE IN NET ASSET VALUE ASSUMING THE REINVESTMENT OF ALL DISTRIBUTIONS.



                                                        For More Information  17

     LARGE-CAP SERIES. The Fund enjoyed a strong year in absolute terms as well as versus its peer group. A number of investment decisions drove the Fund's performance.

     The Fund's most significant move was to aggressively pare back exposure to many technology companies in the first quarter of 2000 due to concerns over their high valuations. The proceeds of those sales were reallocated to select companies in the drug, food, utilities and financial services industries.

     Performance was also aided by our investment emphasis on companies in the electric utilities industry where a number of firms benefited from deregulation. A decision to underweight exposure to companies in the telecommunications industry also benefited the Fund as many companies in that industry struggled amidst fierce price competition. Other factors that contributed to our performance included an emphasis on select companies in the consumer non-durable industry (e.g. food companies) and the finance sector.

     Investments in the stocks of capital goods companies generally detracted from performance. In addition, having no exposure to companies in the transportation industry detracted from performance as overall that sector posted solid gains.

     SMALL-CAP VALUE SERIES. The Fund posted strong absolute returns and significantly outperformed its peer group and benchmark index for the fiscal year.

     There were a number of factors that contributed to the Fund's strong performance during the fiscal year. An emphasis on select companies in the energy industry helped the portfolio as the rise in the price of oil boosted earnings and equity valuations for many companies in the sector. In addition, the Fund's investments in healthcare companies aided performance as many firms enjoyed strong results and more investor interest as the sector in general benefited from favorable reimbursement policies. Although we were underweighted in financial services, our investments in this area also performed well.

     On the negative side, stocks of many companies in the technology business continued to suffer. Although we cut our technology weighting virtually in half during the year, we were still overweighted versus our benchmark and this restrained performance. Assets from the sale of technology companies were reallocated to the producer durables area (e.g. materials processing companies).


18  For More Information

                                                       GROWTH OPPORTUNITIES FUND

                             FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended November 30, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 2000 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.


                                                              CLASS Y SHARES

                                                         Period Ended November 30,
Per Share Operating Performance:                            2000           1999(a)
NET ASSET VALUE, BEGINNING OF PERIOD                      $18.94         $12.76
INVESTMENT OPERATIONS
 Net investment income (loss)                               (.14)(d)        .09(d)
 Net realized and unrealized gain on investments             .69           6.09
TOTAL FROM INVESTMENT OPERATIONS                             .55           6.18
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                      (.04)          --
 Net realized gain                                          (.19)          --
TOTAL DISTRIBUTIONS                                         (.23)          --
NET ASSET VALUE, END OF PERIOD                            $19.26         $18.94
TOTAL RETURN(b)                                             2.89%         48.43%(c)
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including waiver and expense reductions          1.11%           .06%(c)
 Expenses, excluding waiver and expense reductions          1.23%          1.27%(c)
 Net investment income (loss)                               (.66)%          .62%(c)
                                                         Year Ended November 30,
SUPPLEMENTAL DATA FOR ALL CLASSES:                          2000          1999
NET ASSETS, END OF YEAR (000)                            $290,289       $59,647
PORTFOLIO TURNOVER RATE                                    112.57%       104.87%


(a)  From December 9, 1998 (commencement of offering of class shares).


(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)  Not annualized.

(d)  Calculated using average shares outstanding during the period.


                                                       Financial Information  19

                                                       GROWTH OPPORTUNITIES FUND

LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in Class Y shares to the same investment in the Russell Mid-Cap Growth Index, the Russell Mid-Cap Index, and the S&P Mid-Cap 400 Index, assuming reinvestment of all dividends and distributions.

Past performance is no guarantee of future results.

[LINE CHART]

[PLOT POINTS]

                             Fiscal Year-end 10/31

                    The Fund (Class Y shares)     Russell Mid-Cap Y    Russell Mid-Cap   S&P Mid-Cap
                    at net asset value            Growth Index(1)      Index(1)          400 Index(1)
  10/31/98                 $10,000                    $10,000           $10,000            $10,000
  11/30/98                 $12,392                    $10,675           $10,473            $10,499
  02/28/99                 $13,081                    $11,540           $10,701            $10,717
  05/31/99                 $14,498                    $12,574           $11,817            $11,938
  08/31/99                 $14,311                    $12,688           $11,590            $11,867
  11/30/99                 $18,642                    $15,192           $12,049            $12,743
  02/28/00                 $22,954                    $21,565           $13,650            $14,038
  05/31/00                 $19,730                    $18,071           $13,384            $14,498
  08/31/00                 $22,674                    $21,546           $14,931            $16,612
  11/30/00                 $19,180                    $14,942           $13,187            $14,736



                Average Annual Total Return At Maximum Applicable
              Sales Charge For The Periods Ending November 30, 2000


               1 YEAR          LIFE
Class Y(2)      2.89%         35.79%


(1) Performance for the unmanaged indices does not reflect any fees or expenses. Performance for these indices begins on 10/31/98.


(2) The Class Y shares were first offered on 10/15/98. Performance is at net asset value.



20  Financial Information

                                                                LARGE-CAP SERIES

FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended November 30, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 2000 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.


                                                                                                 CLASS Y SHARES
                                                                                            Period Ended November 30,
Per Share Operating Performance:                                                    2000                            1999(c)
NET ASSET VALUE, BEGINNING OF PERIOD                                               $25.30                           $25.21
INVESTMENT OPERATIONS
 Net investment income                                                                .22(a)                           .04(a)
 Net realized and unrealized gain on investments                                     2.64                              .09
TOTAL FROM INVESTMENT OPERATIONS                                                     2.86                              .13
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                                               (.11)                            (.04)
 Net realized gain                                                                  (1.31)                              --
TOTAL DISTRIBUTION                                                                  (1.42)                            (.04)
NET ASSET VALUE, END OF PERIOD                                                     $26.74                           $25.30
TOTAL RETURN(b)                                                                     11.82%                             .52%
RATIOS TO AVERAGE NET ASSETS:(d)
 Expenses, including expense reductions                                              1.15%                             .63%(d)
 Expenses, excluding expense reductions                                              1.15%                             .63%(d)
 Net investment income                                                                .85%                             .15%(d)
                                                                                             Year Ended November 30,
SUPPLEMENTAL DATA FOR ALL CLASSES:                                                  2000                             1999
NET ASSETS, END OF YEAR (000)                                                    $306,988                         $256,003
PORTFOLIO TURNOVER RATE                                                             74.72%                           60.59%

(a)  Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.


(c)  From May 4, 1999 (commencement of offering of class shares).


(d)  Not annualized.



                                                       Financial Information  21

                                                                LARGE-CAP SERIES

LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in Class Y shares to the same investment in the S&P 500-REGISTERED TRADEMARK- Index and S&P Barra Value Index, assuming reinvestment of all dividends and distributions.


Past performance is no guarantee of future results.

[PLOT POINTS]

[LINE CHART]

                             Fiscal Year-end 11/30

              The Fund (Class Y shares)       S&P 500-Registered Trademark-   S&P Barra
                 at net asset value                   Index(1)              Value Index(1)
  04/30/99           $10,000                          $10,000                  $10,000
  05/31/99            $9,701                           $9,764                   $9,823
  08/31/99            $9,706                           $9,935                   $9,637
  11/30/99           $10,052                          $10,483                   $9,724
  02/29/00            $9,387                          $10,342                   $9,158
  05/31/00           $10,391                          $10,786                  $10,077
  08/31/00           $10,887                          $11,555                  $10,535
  11/30/00           $11,240                          $10,040                  $10,180


                Average Annual Total Return At Maximum Applicable
              Sales Charge For The Periods Ending November 30, 2000


                   1 YEAR                    LIFE
Class Y(2)         11.82%                    7.70%


(1) Performance for the unmanaged indices does not reflect fees or expenses. Performance for these indices begins on 4/30/99.


(2) The Class Y share inception date is 5/4/99. Performance is at net asset value.



22  Financial Information

                                                          SMALL-CAP VALUE SERIES

FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended November 30, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 2000 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.


                                                                                                 CLASS Y SHARES
                                                                                            Period Ended November 30,
Per Share Operating Performance:                                                    2000              1999          1998(a)
NET ASSET VALUE, BEGINNING OF PERIOD                                               $15.71            $14.40         $16.34
INVESTMENT OPERATIONS
 Net investment loss(b)                                                              (.12)(b)          (.07)(b)       (.01)(b)
 Net realized and unrealized gain (loss) on investments                              4.18              1.38          (1.93)
TOTAL FROM INVESTMENT OPERATIONS                                                     4.06              1.31          (1.94)
NET ASSET VALUE, END OF PERIOD                                                     $19.77            $15.71         $14.40
TOTAL RETURN(c)                                                                     25.84%             9.10%        (11.87)%(d)
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                                              1.23%             1.19%           .96%(d)
 Expenses, excluding expense reductions                                              1.23%             1.19%           .96%(d)
 Net investment loss                                                                 (.67)%            (.47)%         (.05)%(d)
                                                                                             Year Ended November 30,
SUPPLEMENTAL DATA FOR ALL CLASSES:                                                  2000              1999           1998
NET ASSETS, END OF YEAR (000)                                                    $550,088          $460,549       $515,379
PORTFOLIO TURNOVER RATE                                                             76.21%            83.93%         67.86%


(a)  From December 30, 1997 (commencement of offering of class shares).


(b)  Calculated using average shares outstanding during the period.


(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.


(d)  Not annualized.



                                                       Financial Information  23

                                                          SMALL-CAP VALUE SERIES

LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in Class Y shares to the same investment in the Russell 2000 Index, assuming reinvestment of all dividends and distributions.


[PLOT POINTS]

[LINE CHART]

Past performance is no guarantee of future results.

                              Fiscal Year-end 11/30

                 The Fund (Class Y shares)      Russell 2000
                     at net asset value           Index(1)
   12/13/97               $10,000                 $10,000
   11/30/98                $8,813                  $9,177
   11/30/99                $9,614                 $10,615
   11/30/00               $12,099                 $10,553


                Average Annual Total Return At Maximum Applicable
              Sales Charge For The Periods Ending November 30, 2000


                       1 YEAR            LIFE
Class Y(2)             25.84%            6.74%


(1) Performance for the unmanaged Russell 2000 Index does not reflect any fees or expenses. Performance of this index begins on 12/31/97.


(2) The Class Y shares were first offered on 12/30/97. Performance is at net asset value.



24  Financial Information

TO OBTAIN INFORMATION

BY TELEPHONE. Call the Funds at: 888-522-2388

BY MAIL.  Write to the Funds at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

VIA THE INTERNET.
LORD, ABBETT & CO.

www.LordAbbett.com

Text only versions of Fund
documents can be viewed
online or downloaded from:
SEC
www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.



[LORD ABBETT LOGO]
Investment Management
A TRADITION OF PERFORMANCE THROUGH DISCIPLINED INVESTING

 Lord Abbett Mutual Fund shares are distributed by:
          LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street - Jersey City, New Jersey 07302-3973

ADDITIONAL INFORMATION

     More information on these Funds is available free upon request, including the following:

     ANNUAL/SEMI-ANNUAL REPORT

     Describes each Fund, lists portfolio holdings and contains a letter from each Fund's manager discussing recent market conditions and each Fund's investment strategies.

     STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     Provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

     Lord Abbett Research Fund, Inc.
           Lord Abbett Growth Opportunities Fund
           Large-Cap Series
           Small-Cap Value Series                                LARF-Y-1 (4/01)


SEC FILE NUMBERS: 811-6650

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                                APRIL 1, 2001

                         LORD ABBETT RESEARCH FUND, INC.
                      LORD ABBETT GROWTH OPPORTUNITIES FUND
                                LARGE-CAP SERIES
                             SMALL-CAP VALUE SERIES
                                    Y SHARES

This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for the Class Y shares of the Lord Abbett Research Fund, Inc. - Lord Abbett Growth Opportunities Fund, Large-Cap Series, and Small-Cap Value Series (each individually the "Fund", or collectively the "Funds") dated April 1, 2001.

Shareholder inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Report to Shareholders is available without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.


                           TABLE OF CONTENTS                                        PAGE
                           1.    Fund History                                       2
                           2.    Investment Policies                                2
                           3.    Management of the Fund                             9
                           4.    Control Persons and Principal Holders
                                    of Securities                                   13
                           5.    Investment Advisory and Other Services             13
                           6.    Brokerage Allocations and Other Practices          15
                           7.    Capital Stock and Other Securities                 16
                           8.    Purchases, Redemptions and Pricing                 17
                           9.    Taxation of the Fund                               17
                           10.   Underwriter                                        19
                           11.   Performance                                        19
                           12.   Financial Statements                               20

                                       1.
                                  FUND HISTORY

Lord Abbett Research Fund, Inc. (the "Company") was incorporated in Maryland on April 6, 1992, as a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Company has three funds or series, but only Class Y shares of Lord Abbett Growth Opportunities Fund, Large-Cap Series and Small-Cap Value Series ("Funds") are described in this Statement of Additional Information.

                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund is subject to the following fundamental investment restrictions, that cannot be changed without the approval of a majority of each Fund's outstanding shares.

Each Fund may not:

     (1) borrow money, except that (i) each Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Funds' investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein) or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of the gross assets of each Fund, buy securities of one issuer representing more than (i) 5% of each Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) own more than 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

     (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with these investment restrictions will be determined at the time of purchase or sale of the portfolio investments.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to policies in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment policies that may be changed by the Board of Directors without shareholder approval.

Each Fund may not:

     (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes;

     (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Directors;

     (4) invest in the securities of other investment companies as defined in the Act, except as permitted by applicable law, other than Sections 12(d)(1)(F) and (d)(1)(G) of the Act;

     (5) invest in securities of issuers that, with their predecessors, have a record of less than three years' continuous operation, if more than 5% of each Fund's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

     (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more of the officers or directors/trustees of the Funds or by one or more of its partners, or members, or underwriters or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

     (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of each Fund's total assets (included within such limitation, but not to exceed 2% of each Fund's total assets, are warrants that are not listed on the New York or American Stock Exchange or a major foreign exchange);

     (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities;

     (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Funds' Prospectuses and statements of additional information, as they may be amended from time to time; or

     (10)buy from or sell to any of the Funds' officers, directors, employees, or its investment adviser or any of the Funds' officers, directors, trustees, partners or employees, any securities other than its shares.


PORTFOLIO TURNOVER RATE. For the fiscal years ended November 30, 2000 and 1999, the portfolio turnover rate was 112.57% and 104.87%, respectively, for the Growth Opportunities Fund, 74.72% and 60.59%, respectively, for the Large-Cap Series, and 76.21% and 83.93%, respectively, for the Small-Cap Value Series.


ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. The following sections provide further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks. While some of these techniques involve risk when used independently, each Fund intends to use them to reduce risk and volatility in its portfolios.

BORROWINGS. Each Fund may borrow money for temporary or emergency purposes from banks and other financial institutions in amounts not exceeding one-third of its total assets. If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.


CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. They generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock.


DEBT SECURITIES. Each Fund may invest in bonds or other debt securities. However, not more than 5% of its assets will be invested in high-yield debt securities. High-yield debt securities or "junk bonds" are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. These bonds have a higher risk of default than investment grade bonds, and their prices can be much more volatile.


DEPOSITORY RECEIPTS. Each Fund may invest in sponsor and unsponsored American Depository Receipts ("ADRs") and similar depository receipts. ADRs, typically issued by a financial institution (a "depository"), evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States.


EQUITY SECURITIES. As stated in the Prospectus, under normal circumstances, each Fund invests at least 65% of its total assets in equity securities. These include common stocks, preferred stocks, convertible securities, warrants, stock purchase rights and similar instruments. Common and preferred stocks represent an ownership interest in a corporation. In general, stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that the Funds hold may decline over short or extended periods. The stock markets tend to be cyclical, with periods of generally rising stock prices and other periods of generally declining prices. The volatility of equity securities means that the value of an investment in the Fund may increase or decrease.


FOREIGN SECURITIES. Each Fund may invest up to 10% of its net assets in foreign securities that are primarily traded outside the United States. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (i.e., currently blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security.


Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.


Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers, than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Each Fund may hold foreign securities that trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or social instability or diplomatic developments which could affect investments in those countries.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although each Fund has no current intention of doing so, each Fund may seek Board authorization to engage in futures and options on futures transactions in accordance with its investment objective and policies.


Futures contracts are standardized exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The required initial margin is set by the exchange on which the contract is traded; although, the broker can require an increased amount. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract or option fluctuates.


Each Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts, for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent the Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management or speculative strategies, including gaining efficient exposure to markets and minimizing transaction costs. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Funds may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of each Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.


Futures contracts and options on futures contracts present the following risks:


- While a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures or related options transactions.


- Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained, and a Fund may be exposed to additional risk of loss.


- The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.


- Futures markets are highly volatile, and the use of futures may increase the volatility of each Fund's NAV.


- As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Fund.


- Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.


STOCK INDEX FUTURES CONTRACTS. Each Fund believes it may reduce the volatility inherent in its portfolio through the use of stock index futures contracts. (A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. No consideration is paid or received at the time the contract is entered into, only the good faith deposit described herein.) When Lord Abbett, our investment manager, anticipates a general decline in the sector of the stock market which includes our portfolio assets, we can reduce risk by hedging the effect of such decline on our ability to sell assets at best price or otherwise hedge a decision to delay the sale of portfolio securities.


The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract, except as otherwise described below. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in our portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of our portfolio. Thus, if we should sell futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the percentage of the portfolio value represented by the value of the futures position). Conversely, when we are in a strong cash position (for example, through substantial sales of our shares) and wish to invest the cash in anticipation of a rising market, we could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.


Stock Index Futures Contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, we have not entered into any futures contracts and have no present intent to do so. An established, regularly-quoted stock index for equities of the character in which we invest has not yet been established. If such an index is established and we actually use futures contracts, we will disclose such use in our Prospectus.


ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:


- Domestic and foreign securities that are not readily marketable.


- Repurchase agreements and time deposits with a notice or demand period of more than seven days.


- Certain restricted securities, unless the Board of Directors determines, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid.


144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of a Fund's portfolio if qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.


INVESTMENT COMPANIES. Each Fund may invest in securities of other investment companies (including SPDRs, as defined below) subject to limitations prescribed by the Act (except that Small-Cap Value Series cannot rely on Sections 12(d)(1)(F) and (G)). These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will have investment objectives, policies and restrictions substantially similar to those of the Fund and will be subject to substantially the same risks.


Each Fund may, consistent with its investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust that has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500 Index. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price movement of the S&P 500 Index.


LENDING PORTFOLIO SECURITIES. Although each Fund has no current intention of doing so, each Fund may seek Board authorization to lend portfolio securities to registered broker-dealers. These loans, if and when made, may not exceed 30% of each Fund's total assets. Each Fund's loan of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means at least equal to the market value of the loaned securities. From time to time, each Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons.


By lending portfolio securities, each Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government securities or other forms of non-cash collateral are received. Each Fund will comply with the following conditions whenever it loans securities: (i) it must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) it must be able to terminate the loan at any time; (iv) it must receive reasonable compensation for the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) it may pay only reasonable fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the right to vote the securities. Lending portfolio securities could result in a loss or delay in recovering a Fund's securities if the borrower defaults.


OPTIONS ON SECURITIES. A "call option" is a contract sold for a price (the "premium") giving its holder a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. Each Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase its income and to provide greater flexibility in the disposition of its portfolio securities. During the period of the option, each Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Fund may also enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. Each Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 5% of its gross assets at the time an option is written.


A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. A Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. Each Fund may write (sell) covered put options to the extent that cover for such options does not exceed 15% of the Fund's assets and the covered call options have an aggregate market value of less than 25% of the Fund's net assets.


The purchase and writing of options is a highly specialized activity that involves special investment risks. Options may be used for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the investment manager to manage future price fluctuations and the degree of correlation between the options and securities markets. If the investment manager is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and the Fund's portfolio securities, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund's transaction costs.


PREFERRED STOCK, WARRANTS AND RIGHTS. Each Fund may invest in preferred stock, warrants and rights. Each Fund may invest in rights and warrants to purchase securities, including warrants that are not listed on the New York Stock Exchange ("NYSE") or AMEX in an amount not to exceed 5% of the value of the Fund's gross assets. Each Fund will not invest more than 5% of its assets in warrants and not more than 2% of such value in warrants not listed on the NYSE AMEX, except when they form a unit with other securities. As a matter of operating policy, each Fund will not invest more than 5% of its net assets in rights.


Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.


Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer, as the case may be. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date.


Also, the value of a right or warrant may not necessarily change with the value of the underlying securities and rights and warrants cease to have value if they are not exercised prior to their expiration date.


REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which each Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by each Fund have a total value in excess of the value of the repurchase agreement. Each Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit each Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.


The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Funds intend to limit repurchase agreements to transactions with dealers and financial institutions believed by Fund management to present minimal credit risks. The Funds will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.


SHORT SALES. Each Fund may make short sales of securities or maintain a short position, if at all times when a short position is opened each Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

Short selling is speculative and involves greater risks than investing in stocks. Because short sales require the Fund to deliver the stock involved in the short sale at a price determined at the time the transaction was originally entered into, later increases in the price of such stock could result in significant losses to the Fund. Unlike stock investments, these losses could be significantly larger than the Fund's original investment in the transaction, could be potentially unlimited and may result from general market forces, such as a lack of stock available for short sellers to borrow for delivery, or improving conditions with a company. In addition, to replace the borrowed stock, the Fund may be required to pay a premium, which would increase the cost of the stock sold. A broker or other lender may request that the borrowed stock be returned on short notice, and if that occurs at a time when other short sellers of the security are receiving similar requests, a "short squeeze" can occur resulting in significant increases in the market price of a stock. As a result, the Fund may be required to replace the stock sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. In addition, occasionally a stock may have significant increases in value immediately upon the stock market opening, which can result in significant losses to short sellers, including the Fund. The Fund may find it difficult to establish new short positions when in declining markets due to regulatory restrictions.


SHORT-TERM FIXED INCOME SECURITIES. Each Fund is authorized to invest temporarily in various short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against market declines. These securities include:


  - Obligations of the U.S. Government and its agencies and instrumentalities. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S.
    Treasury. These securities include Treasury bills, notes and bonds.


  - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.


  - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.


  - Bankers' acceptances. Bankers' acceptance are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.


  - Repurchase agreements collateralized by these securities. Repurchase agreements are arrangements involving the purchase of an obligation by a portfolio and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price.


                                       3.
                             MANAGEMENT OF THE FUND

The Company's Board of Directors is responsible for the management of the business and affairs of each Fund.

The following Director is the managing partner of Lord, Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302-3973. He has been associated with Lord Abbett for over five years and is an officer, director or trustee of twelve other Lord Abbett-sponsored funds.

*ROBERT S. DOW, Chairman and President.  Age 56.
*Mr. Dow is an "interested person" as defined in the Act.

The following outside Directors are also directors or trustees of the twelve other Lord Abbett-sponsored funds referred to above.

E. THAYER BIGELOW, DIRECTOR
Bigelow Media, LLC
717 Fifth Avenue, 26th Floor
New York, New York


Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000), Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998). President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997). Currently serves as director of Crane Co. and Huttig Building Products Inc. Age 59.

WILLIAM H.T. BUSH, DIRECTOR
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of financial advisory firm of Bush-O'Donnell & Company (since 1986). Currently serves as director of Rightchoice Managed Care, Inc., Mississippi Valley Bancorp, DT Industries Inc., and Engineered Support Systems, Inc. Age 62.

ROBERT B. CALHOUN, JR., DIRECTOR
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners (since 1997) and President of The Clipper Group L.P., both private equity investment funds (since 1990). Currently serves as director of Avondale, Inc., and Interstate Bakeries Corp. Age 58.

STEWART S. DIXON, DIRECTOR
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon (since 1967). Age
70.

FRANKLIN W. HOBBS, DIRECTOR
720 Park Avenue, #8B
New York, New York


Chairman of Warburg Dillon Read (1999 - 2000); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997). Age 53.

C. ALAN MACDONALD, DIRECTOR
415 Round Hill Road
Greenwich, Connecticut

President of Club Management Co., LLC, consultants on golf development management (since 1999); Managing Director of The Directorship Group Inc., a consultancy in board management and corporate governance (1997-1999); General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1995-1997). Currently serves as director of Fountainhead Water Company, Careside, Inc., Lincoln Snacks, J.B. Williams Co. and Samco

Funds, Inc. Samco Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Fund's Chairman and President and Managing General Partner of Lord Abbett. Age 67.

THOMAS J. NEFF, DIRECTOR
Spencer Stuart, U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, U.S., an executive search consulting firm (since
1976). Currently serves as director of Ace, Ltd. and Exult, Inc. Age 63.

COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the Directors/Trustees for the Funds and for all Lord Abbett-sponsored funds.


The second column of the following table sets forth the compensation accrued by the Funds for outside directors. The third column sets forth information with respect to the benefits accrued by all Lord Abbett-sponsored funds for outside directors/trustees under the funds' equity-based retirement plans, which were terminated effective October 31, 2000. The fourth column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee, but does not include amounts accrued under the third column. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.


                     FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2000
      (1)                  (2)                       (3)                        (4)
                                                     Equity-Based               For Year Ended
                                                     Retirement Benefits        December 31, 2000
                                                     Accrued by the             Total Compensation
                           Aggregate                 Company and                Paid by the Fund and
                           Compensation              Twelve Other Lord          Twelve Other Lord
                           Accrued by                Abbett-sponsored           Abbett-sponsored
Name of Director           The Funds(1)              Funds(2)                   Funds(3)
----------------           ---------------------     ---------------------      ----------------------
E. Thayer Bigelow          $2,958                    $19,491                    $60,000
William H.T. Bush          $2,983                    $16,396                    $60,500
Robert B. Calhoun, Jr.     $3,007                    $12,530                    $61,000
Stewart S. Dixon           $3,101                    $35,872                    $62,900
Franklin W. Hobbs*         none                      none                       none
C. Alan MacDonald          $2,933                    $29,308                    $59,500
Thomas J. Neff             $3,017                    $21,765                    $61,200


* Elected effective December 14, 2000.


1. Outside directors/trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by each Fund to its outside directors/trustees may be deferred at the option of a director/trustee under an equity-based plan (the "equity based plan") that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors/trustees. Effective November 1, 2000, each director/trustee will receive an additional annual $25,000 retainer, the full amount of which must be deferred under that plan. The amounts ultimately received by the directors/trustees under the equity-based plan will be directly linked to the investment performance of the Funds.

    The amounts of the aggregate compensation payable by the Growth Opportunities Fund as of November 30, 2000 deemed invested in fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $104; Mr. Bush, $23; Mr. Calhoun, $102; Mr. Dixon, $0; Mr. MacDonald, $0; and Mr. Neff, $85.


    The amounts of the aggregate compensation payable by the Large-Cap Series as of November 30, 2000 deemed invested in fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $2,007; Mr. Bush, $200; Mr. Calhoun, $1,515; Mr. Dixon, $569; Mr. MacDonald, $517; and Mr. Neff, $2,019.


    The amounts of the aggregate compensation payable by the Small-Cap Value Series as of November 30, 2000 deemed invested in fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $5,690; Mr. Bush, $493; Mr. Calhoun, $4,419; Mr. Dixon, $198; Mr. MacDonald, $604; and Mr. Neff, $4,939.


2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored funds for the 12 months ended October 31, 2000.


3. The fourth column shows aggregate compensation, including directors/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 2000, including fees directors/trustees have chosen to defer, but does not include amounts accrued under the equity-based plans and shown in Column 3.

              ----------------------------------------------

Except where indicated, the following executive officers of the Funds have been associated with Lord Abbett for over five years. Of the following, Messrs. Brown, Carper, Fetch, Hilstad, Hudson, McGruder, Morris, Salzmann, and Ms. Binstock are partners of Lord Abbett; the others are employees. None have received compensation from the Funds.

EXECUTIVE VICE PRESIDENTS:

Robert P. Fetch, age 48;

W. Thomas Hudson, Jr., age 59;

Stephen I. McGruder, age 57;

Robert G. Morris, age 56;

Eli M. Salzmann, age 37 (with Lord Abbett since 1997, formerly a Portfolio Manager, Analyst at Mutual of America from 1996 to 1997, prior thereto Vice President at Mitchell Hutchins Asset Management);

VICE PRESIDENTS:

Joan Binstock, age 47 (with Lord Abbett since 1999, formerly Chief Operating Officer of Morgan Grenfell from 1996 to 1999, prior thereto Principal of Ernst & Young LLP);

Zane E. Brown, age 49;

Daniel E. Carper, age 49;

Kevin P. Ferguson, age 36 (with Lord Abbett since 1999, formerly Portfolio Manager/Senior Vice President at Lynch & Mayer);

Paul A. Hilstad, age 58, Vice President and Secretary;

Lawrence H. Kaplan, age 44 (with Lord Abbett since 1997, formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc. from 1995 to 1997);

Gregory M. Macosko, age 53 (with Lord Abbett since 1996, formerly an Equity Analyst and Portfolio Manager at Royce Associates);

A. Edward Oberhaus, age 41;

Tracie Richter, age 33 (with Lord Abbett since 1999, formerly Vice President - Head of Fund Administration of Morgan Grenfell from 1998 to 1999, Vice President of Bankers Trust from 1996 to 1998, prior thereto Tax Associate of Goldman Sachs);

Christina T. Simmons, age 43 (with Lord Abbett since 1999, formerly Assistant General counsel of Prudential Investments from 1998 to 1999, prior thereto Counsel of Drinker, Biddle & Reath LLP, a law firm, from 1985 to 1998);

TREASURER:

Francie W. Tai, age 35 (with Lord Abbett since 2000, formerly Manager of Goldman Sachs from 1997 to 2000, prior thereto Assistant Vice President of Bankers Trust from 1994 to 1997).


CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Company's Code of Ethics (the "Code") which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires, with limited exception, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of such Advisory Group.


                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 20, 2001, our officers and directors, as a group, owned less than 1% of each Fund's outstanding shares of Class Y. However, as of March 20, 2001, the ownership of each Fund's outstanding shares by Lord Abbett was 91% of Growth Opportunities Fund, 89% of Large-Cap Series, and 99% of Small-Cap Value Series, which represents the initial investment for Class Y of each Fund. It is anticipated that over time this percentage of ownership will decrease. As of March 20, 2001, there were no other record holders of 5% or more of each Fund's outstanding shares.


                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER

As described under "Management" in the Prospectus, Lord Abbett is each Fund's investment manager. Of the general partners of Lord Abbett, the following are officers and/or directors of each Fund: Joan A. Binstock, Zane E. Brown,

Daniel E. Carper, Robert S. Dow, Robert P. Fetch, Paul A. Hilstad, W. Thomas Hudson, Stephen J. McGruder, Robert G. Morris, and Eli M. Salzmann. The other general partners are: Stephen I. Allen, John E. Erad, Daria L. Foster, Robert I. Gerber, Michael B. McLaughlin, Robert J. Noelke, R. Mark Pennington and Christopher J. Towle. The address of each partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.

Under the Management Agreement between Lord Abbett and the Company, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month. These fees are allocated among the separate classes based on each Fund's average daily net assets. The annual rates for each Fund are as follows:
- For the Growth Opportunities Fund, at an annual rate of .90 of 1%,
- For the Large-Cap Series, at an annual rate of .75 of 1%,
- For the Small-Cap Value Series, at an annual rate of .75 of 1%.

On behalf of the Growth Opportunities Fund, for the fiscal years ended November 30, 2000, 1999, and 1998, Lord Abbett waived a portion of the management fee. However, Lord Abbett anticipates that it will no longer extend this waiver. The management fee for the fiscal years ended November 30, 2000, 1999, and 1998, except for this waiver, would have amounted to $2,088,873, $159,804, and $16,316, respectively. Lord Abbett is no longer extending this waiver.


For the fiscal years ended November 30, 2000, 1999, and 1998, Lord Abbett received $2,153,563, $1,498,289, and $768,547, respectively, in management fees with respect to the Large-Cap Series.


For the fiscal years ended November 30, 2000, 1999, and 1998, Lord Abbett received, $3,800,834, $3,562,324, and $4,270,210, respectively, in management fees with respect to the Small-Cap Value Series.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors/trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

Although not obligated to do so, Lord Abbett may waive all or a part of its management fees and/or may assume other expenses of the Funds.

PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN
The Bank of New York ("BNY"), 1 Wall Street, New York, New York, 10286, is each Fund's custodian. BNY may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Company in foreign countries and to hold cash and currencies for the Company. In accordance with the requirements of Rule 17f-5, each Fund's Board of Directors has approved arrangements permitting foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

TRANSFER AGENT
UMB, N.A., 928 Grand Blvd., Kansas City, Missouri, 64106, acts as the transfer agent and dividend disbursing agent for each Fund.

INDEPENDENT AUDITORS
Deloitte & Touche LLP, Two World Financial Center, New York, New York, 10281, are the independent auditors of each Fund and must be approved at least annually by the Board of Directors to continue in such capacity. Deloitte & Touche LLP performs audit services for the Funds, including the examination of financial statements included in the Funds' Annual Reports to Shareholders.


                                       6.

                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Each Fund's policy is to obtain best execution on all portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, each Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, a Fund, if considered advantageous, makes a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett.
 These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, with the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett, with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services, at least some of which are useful to Lord Abbett, in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

When, in the opinion of Lord Abbett, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the Funds and/or shares of other Lord Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to the Funds.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.

For the fiscal years ended November 30, 2000, 1999, and 1998, Growth Opportunities Fund paid total brokerage commissions on transactions of securities to independent broker-dealers of $669,965, $91,960, and $12,741, respectively.

For the fiscal years ended November 30, 2000, 1999, and 1998, Large-Cap Series paid total brokerage commissions on transactions of securities to independent broker-dealers of $513,463, $395,908, and $321,279, respectively.

For the fiscal years ended November 30, 2000, 1999, and 1998, Small-Cap Value Series paid total brokerage commissions on transactions of securities to independent broker-dealers of $1,257,104, $1,492,501, and $1,564,340, respectively.


                                       7.
                       CAPITAL STOCK AND OTHER SECURITIES

CLASSES OF SHARES. Each Fund offers investors different classes of shares to eligible purchasers. Only Class Y shares for each Fund are offered in this Statement of Additional Information. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as a fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interest of each class, series, or fund in the matter is substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of directors/trustees from the separate voting requirements.

The Funds' By-Laws provide that the Funds shall not hold meetings of stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of a Fund's outstanding shares and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors of the Funds.

                                       8.
                             PURCHASES, REDEMPTIONS
                                   AND PRICING

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions," respectively.

We calculate the Funds' net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Funds' officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities, not traded on the NASDAQ National Market System, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

CLASS Y SHARE EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your Class Y shares for Class Y shares of any Lord Abbett-sponsored funds currently offering Class Y shares to the public. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Funds to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.


                                       9.
                              TAXATION OF THE FUND

Each Fund intends to elect and to qualify for special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it so qualifies, each Fund (but not its shareholders) will be relieved of federal income taxes on the amount it timely distributes to shareholders. If in any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Funds at regular corporate rates.


Each Fund contemplates declaring as dividends substantially all of its net investment income. Dividends paid by each Fund from its ordinary income and distributions of its net realized short-term capital gains are taxable to its shareholders as ordinary income from dividends. Distributions paid by a Fund from its net realized long-term capital gains are taxable to shareholders as capital gains, regardless of the length of time the shareholder has owned Fund shares. All dividends are taxable to shareholder whether received in cash or reinvested in Fund shares. Each Fund will send its shareholders annual information concerning the tax treatment of dividends and other distributions.


Upon sale, exchange or redemption of shares of a Fund, a shareholder will recognize short- or long-term capital gain or loss, depending upon the shareholder's holding period in the Funds' shares. However, if a shareholder's holding period in his shares is six months or less, any capital loss realized from a sale or exchange of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gains dividends" received with respect to such shares. The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.


Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year.


Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.


Some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the applicable Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he or she is not otherwise subject to backup withholding.


The writing of call options and other investment techniques and practices which the Funds may utilize may affect the character and timing of the recognition of gains and losses. Such transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.


Each Fund may be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that Fund's shareholders who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by a Fund.


Each Fund will also be subject to a 4% non-deductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis each calendar year. The Funds intend to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.


Dividends paid by a Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations. Corporate shareholders must have held their shares in a Fund for more than 45 days to qualify for the deduction on dividends paid by a Fund.


Gain and loss realized by the Funds on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gain or loss is attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gain and will be reduced by the net amount, if any, of such foreign exchange loss.


If a Fund purchases shares in certain foreign investment entities called "passive foreign investment companies," the Fund may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Funds in respect of deferred taxes arising from such distributions or gains. If the Fund were to make a "qualified electing fund" election with respect to its investment in a passive foreign investment company, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Fund. Alternatively, if the Fund were to make a "mark-to-market" election with respect to an investment in a passive foreign investment company, gain or loss would be considered realized at the end of each taxable year of the Fund, even if the Fund continued to hold the investment, and would be treated as ordinary income or loss to the Fund.


The foregoing discussion relates solely to United States federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his or her tax adviser regarding the United States and foreign tax consequences of the ownership of shares of the Funds, including the applicable rate of United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes.


The tax rules of various states of the United States and their local jurisdictions with respect to distributions from the Fund can differ from the U.S. federal income tax rules described above. Each shareholder should consult his or her tax adviser as to the state and local consequences of an investment in the Fund.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the exclusive underwriter for the Funds. Each Fund has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Funds, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.


                                       11.
                                   PERFORMANCE

Each Fund computes the average annual compounded rate of total return for Class Y shares during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of no sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the annual total return computation.

In calculating total returns for Class Y shares, no sales charge is deducted from the initial investment, and the return is shown at net asset value. Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share and that the investment is redeemed at the end of the period.

Using the computation method described above, the following table indicates the average annual compounded rates of total return for one, five, ten, or since inception where applicable. Past performance is not indicative of future results.

                                   1 Year           5 Years           10 Years      Since Inception
                                   ------           -------           --------      ----------------
Growth Opportunities Fund            2.89%           -                 -            35.79%  (10/15/98)
Large-Cap Series                    11.82%           -                 -             7.70%  (05/04/99)
Small-Cap Value Series              25.84%           -                 -             6.74%  (12/30/97)

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund's investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than his or her original cost. Therefore, there is no assurance that this performance will be repeated in the future.

Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, each Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, or other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS

The financial statements for the fiscal year ended November 30, 2000 with respect to Growth Opportunities Fund, Large-Cap Series, and Small-Cap Value Series, and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 2000 Annual Reports to Shareholders of Lord Abbett Research Fund, Inc. are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

                         LORD ABBETT RESEARCH FUND, INC.

                                     PART C

                                OTHER INFORMATION

This Post-Effective Amendment No. 28 (the "Amendment") to the Lord Abbett Research Fund, Inc.'s (the "Registrant") Registration Statement relates to Large-Cap Series, Lord Abbett Growth Opportunities Fund, and Small-Cap Value Series (collectively the "Funds") - Classes A, B, C, P, and Y.

Item 23.  Exhibits

        (a) ARTICLES OF INCORPORATION. ARTICLES OF RESTATEMENT DATED MARCH 17, 1998 AND SUBSEQUENT ARTICLES SUPPLEMENTARY, CERTIFICATES OF CORRECTION AND ARTICLES OF AMENDMENT FILED HEREIN.

        (b)  BY-LAWS. AMENDED AND RESTATED FILED HEREIN.

        (c) INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS. Incorporated by Reference.

        (d) INVESTMENT ADVISORY CONTRACTS. MANAGEMENT AGREEMENT. Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on 3/31/95.

        (e) UNDERWRITING CONTRACTS. Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on 3/31/95.

        (f) BONUS OR PROFIT SHARING CONTRACTS. EQUITY BASED PLANS FOR NON-INTERESTED PERSON DIRECTORS AND TRUSTEES OF LORD ABBETT FUNDS. FILED HEREIN.

        (g)  CUSTODIAN AGREEMENTS. Incorporated by Reference.

        (h)  OTHER MATERIAL CONTRACTS. Incorporated by Reference.

        (i)  CONSENT TO LEGAL OPINION. FILED HEREIN.

        (j)  CONSENT OF INDEPENDENT AUDITORS. FILED HEREIN.

        (k)  OMITTED FINANCIAL STATEMENTS. Not applicable.

        (l)  INITIAL CAPITAL AGREEMENTS. Incorporated by Reference.

        (m) RULE 12b-1 PLAN. Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed on 3/31/97.

        (n)  FINANCIAL DATA SCHEDULE. Not applicable.

        (o) RULE 18f-3 PLAN. Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed on 3/31/97.

        (p)  CODE OF ETHICS. FILED HEREIN.

Item 24.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

             None.


Item 25.     INDEMNIFICATION

             Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers.

             The general effect of the statute is to protect officers, directors and employees of Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statute provides for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-laws of Registrant, without limiting the authority of Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, make the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of Maryland law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

             In referring in its By-laws to, and making indemnification of directors subject to the conditions and limitations of, both
             Section 2-418 of the Maryland law and Section 17(h) of the Investment Company Act of 1940, Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or
             Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), Registrant understands that it would be required under its By-laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by
             (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

             Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

             In addition, Registrant maintains a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.


Item 26.     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

             Lord, Abbett & Co. acts as investment adviser for the Lord Abbett registered investment companies and provides investment management services to various pension plans, institutions and individuals. Lord Abbett Distributor LLC, a limited liability corporation, serves as their distributor and principal underwriter. Other than acting as trustees, directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, trustee, officer, employee, or partner of any entity.


Item 27.     PRINCIPAL UNDERWRITERS

        (a) Lord Abbett Distributor LLC serves as the principal underwriter for the Registrant. Lord Abbett Distributor LLC also serves as principal underwriter for the following Lord Abbett-sponsored funds:

             Lord Abbett Affiliated Fund, Inc.
             Lord Abbett Bond-Debenture Fund, Inc.
             Lord Abbett Developing Growth Fund, Inc.
             Lord Abbett Global Fund, Inc.
             Lord Abbett Investment Trust
             Lord Abbett Large-Cap Growth Fund
             Lord Abbett Mid-Cap Value Fund, Inc.
             Lord Abbett Securities Trust
             Lord Abbett Series Fund, Inc.
             Lord Abbett Tax-Free Income Fund, Inc.
             Lord Abbett Tax-Free Income Trust
             Lord Abbett U.S. Government Money Market Fund, Inc.

        (b) Lord Abbett Distributor LLC is a wholly-owned subsidiary of Lord, Abbett & Co. The partners of Lord, Abbett & Co., who are also officers of the Registrant are:

             NAME AND PRINCIPAL             POSITIONS AND OFFICES
             BUSINESS ADDRESS (1)           WITH REGISTRANT

             Robert S. Dow                  Chairman and President
             Paul A. Hilstad                Vice President & Secretary
             Robert P. Fetch                Executive Vice President
             W. Thomas Hudson, Jr.          Executive Vice President
             Stephen J. McGruder            Executive Vice President
             Robert G. Morris               Executive Vice President
             Eli M. Salzmann                Executive Vice President
             Joan A. Binstock               Vice President
             Daniel E. Carper               Vice President
             Zane E. Brown                  Vice President

             The other general partners of Lord, Abbett & Co. who are neither officers nor Directors of the Registrant are Stephen I. Allen, John E. Erard, Daria L. Foster, Robert I. Gerber, Michael McLaughlin, Robert J. Noelke, and R. Mark Pennington, and Christopher J. Towle.

             Each of the above has a principal business address:
             90 Hudson Street, Jersey City, New Jersey  07302-3973

        (c)  Not applicable


Item 28      LOCATION OF ACCOUNTS AND RECORDS

             Registrant maintains the records, required by Rules 31a - 1(a) and
             (b), and 31a - 2(a) at its main office.

             Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

             Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.


Item 29      MANAGEMENT SERVICES

             None


Item 30      UNDERTAKINGS

             The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

             The registrant undertakes, if requested to do so by the holders of at least 10% of the registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485 (b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City, and State of New Jersey on the 30th day of March, 2001.

                                      BY:   /s/ CHRISTINA T. SIMMONS
                                            Christina T. Simmons
                                            Vice President & Assistant Secretary


                                      BY:   /s/ FRANCIE W. TAI
                                            Francie W. Tai
                                            Treasurer

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURES                           TITLE                              DATE
----------                           -----                              ----
                                     Chairman, President
/s/Robert S. Dow*                    and Director/Trustee               March 30, 2001
------------------------             ------------------------           --------------
Robert S. Dow

/s/E. Thayer Bigelow*                Director/Trustee                   March 30, 2001
------------------------             ------------------------           --------------
E. Thayer Bigelow

/s/ William H.T. Bush*               Director/Trustee                   March 30, 2001
------------------------             ------------------------           --------------
William H. T. Bush

/s/ Robert B. Calhoun*               Director/Trustee                   March 30, 2001
------------------------             ------------------------           --------------
Robert B. Calhoun

/s/ Stewart S. Dixon*                Director/Trustee                   March 30, 2001
------------------------             ------------------------           --------------
Stewart S. Dixon

/s/ Franklin W. Hobbs                Director/Trustee                   March 30, 2001
------------------------             ------------------------           --------------
Franklin W. Hobbs

C. Alan MacDonald*                   Director/Trustee                   March 30, 2001
------------------------             ------------------------           --------------
C. Alan MacDonald

/s/ Thomas J. Neff*                  Director/Trustee                   March 30, 2001
------------------------             ------------------------           --------------
Thomas J. Neff

/s/ CHRISTINA T. SIMMONS
Attorney-in-Fact


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